UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4984
AMERICAN BEACON FUNDS
(Exact name of registrant as specified in charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Address of principal executive offices)-(Zip code)
Gene L. Needles, Jr., PRESIDENT
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Name and address of agent for service)
Registrant’s telephone number, including area code: (817) 391-6100
Date of fiscal year end: August 31, 2011
Date of reporting period: August 31, 2011
ITEM 1. REPORT TO STOCKHOLDERS.

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

August 31, 2011

ZEBRA LARGE CAP EQUITY FUND

ZEBRA SMALL CAP EQUITY FUND

EVERCORE SMALL CAP EQUITY FUND

SiM HIGH YIELD OPPORTUNITIES FUND

FLEXIBLE BOND FUND

About American Beacon Advisors
     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.
Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.
Important Information: There is no guarantee that each Fund’s investment objective will be met. At times, certain securities held by the Zebra Large Cap Equity and Small Cap Equity Funds may have limited marketability and may be difficult to sell. Investing in the securities of small and mid-capitalization companies involves greater risk and possible of greater price volatility than investing in larger capitalization and more established companies. Because the American Beacon Evercore Small Cap Equity Fund is a focused portfolio of fewer companies, the increase of decrease of the values of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. At times, certain securities may have limited marketability and may be difficult to sell. The American Beacon SiM High Yield Opportunities Fund typically invests in a diversified portfolio of domestic and foreign high-yield, high risk fixed income securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Rating Services or Fitch Ratings and/or Ba by Moody’s Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisor. The securities are commonly referred to as “high yield” or “junk bonds”. Investing in such securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The principal risks of the Fund include also those derived from the investment in foreign securities, emerging market securities, derivative securities including options and futures contracts (including option and futures contracts of stock indices and currencies), forward contracts (including currency forward contracts), swap agreements and structured notes, Rule 144A securities, bank loans and senior loans and to a lesser extent equity securities including those of small and mid-capitalization companies. The American Beacon Flexible Bond Fund has a flexible approach to investing, the risks of the Fund are likewise varied. The primary risks fall into one of several broad categories including high yield securities risk, credit risk, foreign investment risk, derivatives risk, interest rate risk and non-diversification risk. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee there is no assurance that private guarantors will meet their obligations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested. Diversification does not ensure against loss. Investing in debt securities entails interest rate risk that debt securities will decrease in value with increases in market interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Please see the prospectus for a complete discussion of the Fund’s risks.

American Beacon Funds	August 31, 2011

Fellow Shareholders,
Over the past year, we have seen no shortage of debate over the direction of the U.S. economy, various European economies, and the subsequent course of the investment markets. Amid the ebb and flow of opinion and speculation, we have witnessed both periods of uncertainty and of optimism, resulting in another year of up-and-down investment results.
At times, the news of an improving housing market or a shrinking unemployment number helped give the markets a boost, as investors saw signs that our economy was gradually gaining strength. Other times, developments have unsettled the markets, as when Standard & Poor’s downgraded U.S. debt in early August, denying the world’s largest economy its coveted AAA rating. The impact of this decision triggered a swift market reaction and focused Washington’s debate over how best to control spending, structure the tax code, manage entitlement programs, and reduce the budget deficit to put our financial house in order.
In a similar vein, details of the financial instability faced by Greece and other European nations continued to surface, sparking concerns that the region’s fiscally stronger countries would be pressured to formulate a financial rescue plan and chart a new course of action for the future.
In the U.S., the financial markets continue to focus on the state of our economy and the prospects for job-creating economic growth. Much of this attention is centered on the Federal Reserve’s internal debate over the effectiveness of past and future stimulus packages — and whether a third round of intervention might loosen up the credit markets and jumpstart our economic engine.
Of course, there are bright spots to be found. The markets continue to show glimmers of optimism from time to time, though a prudent approach continues to rule the day. Our response to this environment — as always — is to follow our consistent, disciplined process. This practice helps us stay the course and navigate the investment markets on behalf of our shareholders.
Earlier this year, the introduction of the American Beacon SiM High Yield Opportunities Fund and the American Beacon Flexible Bond Fund gave investors new choices, highlighting our commitment to providing a broadened menu of investment opportunities to better address the planning and diversification needs of today’s investor. Likewise, our equity funds have relied on our steady philosophy to navigate challenging market conditions.
•	From its inception on Feb. 14, 2011, through Aug. 31, 2011, the American Beacon SiM High Yield Opportunities Fund (Institutional Class) declined —2.24%.

•	The American Beacon Flexible Bond Fund (Institutional Class) returned 0.70% from its July 5, 2011, inception through Aug. 31, 2011.

•	From its Sept. 1, 2010, inception through Aug. 31, 2011, American Beacon Evercore Small Cap Equity Fund (Institutional Class) returned 4.94%.

•	For the 12 months ended Aug. 31, 2011, American Beacon Zebra Large Cap Equity Fund (Institutional Class) returned 16.19%, and American Beacon Zebra Small Cap Equity Fund (Institutional Class) returned 18.93%.
We appreciate your trust and continued investment in the American Beacon Funds. To learn more about the American Beacon family of funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best regards,
Gene L. Needles, Jr. President American Beacon Funds

Equity Market Overview
American Beacon Funds
August 31, 2011 (Unaudited)
     Beginning in September 2010, equity markets responded favorably to remarks made by Ben Bernanke, Federal Reserve Chairman, during his August speech in Jackson Hole, Wyoming. In this address, Bernanke signaled the beginning of additional quantitative easing, known as QE 2. For the next eight months, U.S. equities were largely in rally mode, generating positive returns each month.
     In May 2011, markets took a turn for the worse and began a four-month decline. This marked the beginning of increasingly negative news flow surrounding Europe and some weaker-than-expected macroeconomic news in the U.S. Nevertheless, despite the persistent downward trend that began in late July 2011 and continued into August, the U.S. equity markets managed to post double-digit returns for the 12-month period ending August 31, 2011.
     For example, the S&P 500 Index gained 18.50% over this period, the Russell 1000 Index was up 19.06%, and the Russell 2000 Index was up 22.19%.
     Across the market’s capitalization ranges, smaller-cap stocks did modestly better than larger-cap stocks. A significant dispersion existed on a style basis over this time period, with growth nearly doubling the returns seen in value. Macroeconomic factors such as slowing GDP growth in the U.S., a downgrade of the U.S. credit rating, and a potential sovereign debt crisis in Europe garnered the top headlines.
     Volatility related to these macro fears created a challenging environment. But while short-term results may be disappointing, periods of increased uncertainty as seen over this time period have historically created meaningful investment opportunities for fundamentally based investors with a long-term orientation.

Performance Overview
American Beacon Zebra Large Cap Equity FundSM
August 31, 2011 (Unaudited)
     The Institutional Class of the American Beacon Zebra Large Cap Equity Fund returned 16.19% for the twelve months ended August 31, 2011. The Fund underperformed the Russell 1000® Index (the “Index”) return of 19.06% and the Lipper Large-Cap Core Funds Index return of 16.94%.
Comparison of Change in Value of a $10,000 Investment
for the Period from 6/1/10 through 8/31/11
Annualized Total Returns
Period Ended 8/31/11

			Value of
		Since	$10,000
		Incep.	6/1/10-
	1 Year	(6/1/10)	8/31/11
Institutional Class (1,3,5)	16.19%	13.66%	$11,735
Y Class (1,3,5)	16.18%	13.66%	$11,734
Investor Class(1,3,5).	15.86%	13.23%	$11,679
Retirement Class closed to new investors (1,3,5)	15.50%	12.94%	$11,642
A Class with sales charge(1,3,5)	9.14%	7.90%	$10,996
A Class without sales charge (1,3,5)	15.74%	13.13%	$11,667
C Class with sales charge (1,2,3,5)	13.91%	12.48%	$11,583
C Class without sales charge (1,2,3,5)	14.91%	12.48%	$11,583
Lipper Large-Cap Core Funds Index(4)	16.94%	11.72%	$11,485
Russell 1000 Index (4)	19.06%	13.39%	$11,700

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.

2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

4.	The Russell 1000 Index is an unmanaged index comprised of 1,000 larger-capitalization stocks from various industrial sectors. Russell 1000 Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A and C Class shares was 1.28%, 1.38%, 1.66%, 2.03%, 1.78%, and 2.53% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     The Fund underperformed the Index primarily through sector allocation, and to a lesser extent through stock selection. A significant overweight in Financials, the worst performing sector in the Index, detracted from the Fund’s performance through sector allocation. A more than three times overweight in the Utilities sector and an underweight in the Information Technology sector also hurt performance.
     From a stock selection standpoint, the Fund’s holdings in the Energy, Industrials, and Information Technology sectors detracted the most value relative to the Index, for the period the Fund owned the securities. Companies in the Energy sector that had the greatest impact on the Fund’s relative return were Marathon Oil (up 59.7%), Talisman Energy (down 1.8%) and Boardwalk Pipeline Partners (down 10.9%). Raytheon (down 1.9%) and Oshkosh (down 36.5%) detracted the most value relative to the Index in the Industrials sector. In the Information Technology sector, TE Connectivity (down 4.7%) and Accenture (up 46.6%)

Performance Overview
American Beacon Zebra Large Cap Equity FundSM
August 31, 2011 (Unaudited)
were the largest detractors from relative performance. Good stock selection in the Financials and Health Care sectors generated positive returns. In the Financials sector, American Capital (up 48.1%), Sun Life Financial (up 20.8%) and Willis Group Holdings (up 39.2%) provided the greatest contribution to relative returns as did Biovail (up 12.2%) and McKesson (up 41.7%) in the Health Care sector.
     The sub-advisor continues to focus on uncovering investment opportunities through stock selection by investing in a portfolio of securities with strong exposure to the liquidity effect, balanced by fundamental information in order to capture the liquidity premium. This investment approach has resulted in a portfolio with lower Beta and volatility than the Index. Beta is a measure of the Fund’s systematic risk compared to the Index. A Beta of 0.85 would indicate that the Fund is expected to provide 15% less return when the Index increases and 15% better return when the Index decreases. For the twelve month period, the Beta of the Fund versus the Index was 0.73, with annualized volatility of 12.5% versus 15.9% for the Index. As a result of the lower Beta, the Fund underperformed the Index. Much of this underperformance was driven by the limited upside capture generated by the Fund. The Fund only outperformed the Index on 9 of the 33 days when the market was up greater than 1%. The sub-advisor’s strategy, and its resulting characteristics, should allow the Fund to benefit over the longer term.
Top Ten Holdings

% of
Net Assets
BCE, Inc.	1.8%
Exelon Corp.	1.3%
ACE Ltd.	1.3%
TransCanada Corp.	1.2%
Capital One Financial Corp.	1.2%
General Dynamics Corp.	1.2%
Lockheed Martin Corp.	1.2%
WellPoint, Inc.	1.1%
Dominion Resources, Inc.	1.1%
Duke Energy Corp.	1.1%
Sector Allocation

% of Equities
Financials	23.2%
Utilities	14.3%
Energy	10.2%
Industrials	10.1%
Consumer Discretionary	10.0%
Health Care	9.3%
Information Technology	7.4%
Consumer Staples	6.4%
Materials	4.9%
Telecommunication Services	4.2%

Fund Expenses
American Beacon Zebra Large Cap Equity FundSM
August 31, 2011 (Unaudited)
Fund Expense Example
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2011 through August 31, 2011.
Actual Expenses
     The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders the invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
     The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	3/1/11	8/31/11	3/1/11-8/31/11
Institutional Class
Actual	$1,000.00	$930.20	$3.70
Hypothetical **	$1,000.00	$1,021.37	$3.87

Y Class
Actual	$1,000.00	$930.12	$4.14
Hypothetical **	$1,000.00	$1,020.92	$4.33

Investor Class
Actual	$1,000.00	$929.09	$5.49
Hypothetical **	$1,000.00	$1,019.51	$5.75

Retirement Class
Actual	$1,000.00	$927.36	$6.95
Hypothetical **	$1,000.00	$1,018.00	$7.27

A Class
Actual	$1,000.00	$928.40	$6.08
Hypothetical **	$1,000.00	$1,018.90	$6.36

C Class
Actual	$1,000.00	$925.68	$9.46
Hypothetical **	$1,000.00	$1,015.38	$9.91

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.76%, 0.85%, 1.13%, 1.43%, 1.25% and 1.95% for the Institutional, Y, Investor, Retirement, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

**	5% return before expenses.

Performance Overview
American Beacon Zebra Small Cap Equity FundSM
August 31, 2011 (Unaudited)
     The Institutional Class of the American Beacon Zebra Small Cap Equity Fund returned 18.93% for the twelve month period ended August 31, 2011, underperforming the Russell 2000® Index (the “Index”) return of 22.19% and the Lipper Small-Cap Core Funds Index return of 21.93% for the same period.
Comparison of Change in Value of a $10,000 Investment
For the Period from 6/1/10 through 8/31/11
Annualized Total Returns
Period Ended 8/31/11

			Value of
		Since	$10,000
		Incep.	6/1/10-
	1 Year	(6/1/10)	8/31/11
Institutional Class (1,3,5)	18.93%	11.47%	$11,453
Y Class (1,3,5)	18.81%	11.28%	$11,429
Investor Class(1,3,5)	18.34%	10.94%	$11,385
Retirement Class closed to new investors (1,3,5)	18.00%	10.59%	$11,340
A Class with sales charge(1,3,5)	11.63%	5.81%	$10,732
A Class without sales charge (1,3,5)	18.48%	10.95%	$11,386
C Class with sales charge(1,2,3,5)	16.42%	10.24%	$11,296
C Class without sales charge (1,2,3,5).	17.42%	10.24%	$11,296
Lipper Small-Cap Core Funds Index(4)	21.93%	13.63%	$11,730
Russell 2000 Index (4)	22.19%	11.95%	$11,514

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%. The maximum contingent sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A and C Class shares was 1.48%, 1.58%, 1.86%, 2.23%, 1.98%, and 2.73% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     The Fund trailed the Index through both stock selection and sector allocation. Stock selection in the Industrials sector detracted over 200 basis points from the Fund’s returns. Poor stock selection in the Consumer Staples and Consumer Discretionary sectors also detracted value relative to the Index. The Fund’s holdings in the Industrials sector that had the largest impact on relative performance for the period the Fund owned the securities were Navios Maritime Holdings (down 26.5%) and Paragon Shipping (down 64.7%). The largest detractors in the Consumer Staples sector were SkyPeople Fruit Juice (down 50.1%) and Pilgrim’s Pride (down 50.9%). In the Consumer Discretionary sector, most of the underperformance resulted from holdings in QKL Stores (down 60.4%) and Kid Brands (down 52.5%). Good stock selection in the Health Care sector, mostly in Natural Resource Partners (up 30.6%) and Hillenbrand (up 8.1%), added value relative to the

Performance Overview
American Beacon Zebra Small Cap Value FundSM
August 31, 2011 (Unaudited)
Index but not enough to offset the poor performance from the aforementioned sectors.
     The Fund’s overweight in Financials, the worst performing sector in the Index, detracted from performance through sector allocation. An underweight position in the Information Technology sector also contributed to the Fund’s underperformance.
     The sub-advisor continues to focus on uncovering investment opportunities through stock selection by investing in a portfolio of securities with strong exposure to the liquidity effect, balanced by fundamental information in order to capture the liquidity premium. This investment approach has resulted in a portfolio with lower Beta and volatility than the Index. Beta is a measure of the Fund’s systematic risk compared to the Index. A Beta of 0.85 would indicate that the Fund is expected to provide 15% less return when the Index increases and 15% better return when the Index decreases. For the twelve month period, the Beta of the Fund versus the Index was 0.78, with annualized volatility of 17.1% versus 21.4% for the Index. As a result of the lower Beta, the Fund underperformed the Index. Much of this underperformance was driven by the limited upside capture generated by the Fund. The Fund only outperformed the Index on 6 of the 56 days when the market was up greater than 1%. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.
Top Ten Holdings

% of
Net Assets
CNO Financial Group, Inc.	0.9%
Loral Space & Communications, Inc.	0.9%
Terra Nitrogen Co. LP	0.8%
Enstar Group Ltd.	0.7%
Kemper Corp.	0.7%
Amtrust Financial Services, Inc.	0.7%
Credit Acceptance Corp.	0.7%
Teledyne Technologies, Inc.	0.7%
M&F Worldwide Corp.	0.7%
Amkor Technology, Inc.	0.6%
Sector Allocation

% of Equities
Financials	27.6%
Industrials	17.8%
Consumer Discretionary	11.7%
Information Technology	9.2%
Materials	7.2%
Health Care	6.6%
Energy	6.4%
Consumer Staples	5.6%
Utilities	5.1%
Telecommunication Services	2.8%

Fund Expenses
American Beacon Zebra Small Cap Equity Fund SM
August 31, 2011 (Unaudited)
Fund Expense Example
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2011 through August 31, 2011.
Actual Expenses
     The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
     The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	3/1/11	8/31/11	3/1/11-8/31/11
Institutional Class
Actual	$1,000.00	$894.70	$4.68
Hypothetical **	$1,000.00	$1,020.27	$4.99

Y Class
Actual	$1,000.00	$893.78	$5.20
Hypothetical **	$1,000.00	$1,019.71	$5.55

Investor Class
Actual	$1,000.00	$892.66	$6.49
Hypothetical **	$1,000.00	$1,018.35	$6.92

Retirement Class
Actual	$1,000.00	$890.82	$8.29
Hypothetical **	$1,000.00	$1,016.43	$8.84

A Class
Actual	$1,000.00	$892.04	$7.06
Hypothetical **	$1,000.00	$1,017.74	$7.53

C Class
Actual	$1,000.00	$889.24	$10.57
Hypothetical **	$1,000.00	$1,014.01	$11.27

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.09%, 1.36%, 1.68%, 1.48% and 2.22% for the Institutional, Y, Investor, Retirement, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

**	5% return before expenses.

Performance Overview
American Beacon Evercore Small Cap Equity Fund
August 31, 2011 (Unaudited)
     The Institutional Class of the American Beacon Evercore Small Cap Equity Fund returned 4.94% for the since inception period September 1, 2010 through August 31, 2011. The Fund trailed the Russell 2000® Index (“Index”) return of 17.70% and the Lipper Small-Cap Core Funds Index of 17.96% for the same period.
Comparison of Change in Value of a $10,000 Investment
For the Period from 9/1/10 through 8/31/11
Annualized Total Returns
Period Ended 8/31/2011

		Value of
		$10,000
	Since Incep.	9/1/10-
	(9/1/10)	8/31/11
Institutional Class (1,2,4)	4.94%	$10,494
Y Class (1,2,4)	4.84%	$10,484
Investor Class(1,2,4)	4.52%	$10,452
A Class with sales charge(1,2,4)	-1.75%	$9,825
A Class without sales charge(1,2,4)	4.24%	$10,424
C Class with sales charge(1,2,4)	2.67%	$10,267
C Class without sales charge(1,2,4)	3.67%	$10,367
Lipper Small-Cap Core Funds Index(3)	17.96%	$11,796

Russell 2000 Index (3)	17.70%	$11,770

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for the shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

3.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.33%, 1.43%, 1.70%, 1.83%, and 2.58%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Given the investment team’s fundamental, bottom-up research process, returns versus the Index were primarily driven by stock selection in the pro-cyclical sectors. Sector allocation added minimal value relative to the Index. For the period the Fund owned the securities, stock selection within the Consumer Discretionary, Financials, Energy and Industrials sectors were the primary detractors from performance versus the Index. In the Consumer Discretionary sector, Asbury Automotive Group (up 42.7%) and Talbots (down 71.1%) were the largest detractors relative to the Index. Synovus Financial (down 33.1%), Private Bancorp (down 24.5%) and MF Global Holdings (down 22.3%) had the largest impact to relative performance within the Financials sector. In the Energy sector T-3 Energy Services (up 35.4%) detracted the most from relative returns, as did General Cable (down 10.2%) in the Industrials sector. Good security selection in the Health Care sector, where BioScrip (up 42.3%) was the largest contributor, added to the Fund’s performance.
     A two times overweight in Energy, the best performing sector in the Index, added to the Fund’s returns through sector allocation.
     Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined bottom-up research process that is designed to provide meaningful excess performance to clients over full

Fund Expenses
American Beacon Evercore Small Cap Equity Fund
August 31, 2011 (Unaudited)
market cycles. The investment team uses a process that invests in companies that are: (1) currently at the low end of their historical valuation range with (2) business catalysts that should fuel price appreciation over the next 12-18 months and (3) management teams with the ability to execute their plans and unlock the undervaluation.
Top Ten Holdings

% of
Net Assets
KIT Digital, Inc.	3.4%
Atlas Air Worldwide Holdings, Inc.	3.1%
Hercules Offshore, Inc.	3.1%
Sterling Financial Corp.	3.0%
La-Z-Boy, Inc.	3.0%
Par Pharmaceutical Cos., Inc.	3.0%
Healthspring, Inc.	2.9%
Snyders-Lance, Inc.	2.9%
BioScrip, Inc.	2.9%
Affiliated Managers Group, Inc.	2.9%
Sector Allocation

% of Equities
Financials	27.0%
Consumer Discretionary	15.7%
Industrials	15.0%
Health Care	12.7%
Energy	12.2%
Consumer Staples	7.0%
Information Technology	6.1%
Materials	2.7%
Telecommunication Services	1.6%

Fund Expenses
American Beacon Evercore Small Cap Equity Fund
August 31, 2011 (Unaudited)
Fund Expense Example
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2011 through August 31, 2011.
Actual Expenses
     The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
     The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	3/1/11	8/31/11	3/1/11-8/31/11
Institutional Class
Actual	$1,000.00	$819.82	$4.54
Hypothetical **	$1,000.00	$1,020.21	$5.04

Y Class
Actual	$1,000.00	$819.68	$4.86
Hypothetical **	$1,000.00	$1,019.86	$5.40

Investor Class
Actual	$1,000.00	$817.96	$6.19
Hypothetical **	$1,000.00	$1,018.40	$6.87

A Class
Actual	$1,000.00	$816.24	$6.82
Hypothetical **	$1,000.00	$1,017.69	$7.58

C Class
Actual	$1,000.00	$814.87	$10.02
Hypothetical **	$1,000.00	$1,014.17	$11.12

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.06%, 1.35%, 1.49% and 2.19% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

**	5% return before expenses.

Bond Market Overview
American Beacon Funds
August 31, 2011 (Unaudited)
     Both domestic and global bond markets experienced periods of challenge and opportunity this year, contributing to an intense focus on credit quality and future prospects for improvement.
     After reaching near-record levels in November 2010, rates on the 10-year Treasury bond remained in the lower end of the historical range through August. The year was punctuated with periods of strength in U.S. Treasury securities, as prices were driven higher (and yields lower) primarily by strong demand on the part of investors seeking higher-quality fixed income opportunities.
     U.S. interest rates in general ended the second quarter of 2011 down from first quarter levels. The 10-year Treasury yield, for example, stood at 3.2%, compared to 3.5% at the end of March 2011. This trend occurred against the backdrop of continued uncertainty over the strength of the U.S. economy and the slow progress of U.S. politicians in addressing the nation’s stubborn unemployment rate, sluggish economic growth and persistent budgetary deficits.
     Risk aversion was a dominant theme in financial markets during the summer months. Investors reacted to the twin crises of the Greek government requiring a second bailout and the U.S. government struggling to come to an agreement that would allow the debt ceiling to be raised and a default to be avoided.
     A “flight to quality” was an overarching theme that echoed across most sectors of the bond market, as well as stocks, commodities and currencies. By the time August rolled around, corporate bonds in general came under intense scrutiny, along with virtually every other so-called “risk asset.” Investors questioned the ability of corporate bond issuers to sustain performance in the face of an uncertain growth scenario and reluctant-to-spend consumers. Slowing global growth and position reduction based on higher volatility meant corporate bond spreads widened out.
     The high yield bond sector was once again characterized by a mix of optimism and caution. At times, weak economic data portended a continuation of sluggish growth in the U.S. economy and in countries around the globe, causing investors to seek reduced risk by reducing their exposure to risk assets.
     On the other hand, the high yield market has experienced relatively low default rates in recent months, and investors continue to search for yield opportunities, especially in a market environment that has offered some of the lowest yields in recent history. In fact, while we have seen yield spreads reach relatively high levels by historical standards, the absolute yield of the various fixed income markets has hovered near historically low levels.
     Nevertheless, while the macro environment remains challenged, the fundamental positioning of many corporate issuers is on stronger footing than it was heading into the financial crisis of 2008, both in terms of companies’ earnings and cash flow generation and their maturity/liquidity profiles. We will continue to remain vigilant for opportunities that align with our investment objectives.

Performance Overview
American Beacon SiM High Yield Opportunities Fund
August 31, 2011 (Unaudited)
     The Institutional Class of the SiM High Yield Opportunities Fund returned -2.24% from its inception on February 14, 2011 through August 31, 2011. The Fund underperformed the BofA Merrill Lynch U.S. High Yield Master II Index (“Index”) return of -0.99% but outperformed the Lipper High Current Yield Funds Index return of -2.42% for the same period.
Comparison of Change in Value of a $10,000 Investment
For the Period from 2/14/2011 through 8/31/11
Annualized Total Returns
Period Ended 8/31/11

		Value of
		$10,000
	Since Incep.	2/14/11-
	(2/14/11)	8/31/11
Institutional Class (1,2,4)	-2.24%	$9,776
Y Class (1,2,4)	-2.44%	$9,756
Investor Class(1,2,4)	-2.85%	$9,715
A Class with sales charge (1,2,4)	-7.24%	$9,276
A Class without sales charge(1,2,4)	-2.61%	$9,739
C Class with sales charge(1,2,4)	-3.88%	$9,612
C Class without sales charge(1,2,4)	-2.88%	$9,712
BofA Merrill Lynch US High Yield Master II Index(3)	-0.99%	$9,901
Lipper High Current Yield Funds Index (3)	-2.42%	$9,758

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds Category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.31%, 1.41%, 1.69%, 1.81%, and 2.56%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     The following performance discussion covers the February 28, 2011 to August 31, 2011 period and does not represent performance from the actual inception date.
     The Fund’s relative returns were hindered by its positioning within the various credit quality categories and by security specific performance within multiple industries. However, strong security selection within its CCC rated securities helped offset some of the poor relative returns.
     From a credit quality allocation perspective, underweighting the BB-rated credit group (up 0.6%) and overweighting the CCC-rated credit group (down 5.1%) led to the Fund’s relative underperformance.
     From a credit quality perspective, issue selections in the CCC-rated credit group added value.
     From an industry standpoint, issue selections in the Energy and Services industries added value, while selections in the Healthcare industry detracted from performance.

Performance Overview
American Beacon SiM High Yield Opportunities Fund
August 31, 2011 (Unaudited)
     From an industry allocation perspective, the Fund benefited from underweighting the Building Materials industry (down 5.8%). Overweighting the Broadcasting industry (down 3.6%) and underweighting the Energy industry (up 0.8%) detracted from performance.
     The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.
Top Ten Holdings

% of
Net Assets
IMS Health, Inc., 12.500%, Due 3/1/2018	3.5%
Kindred Healthcare, Inc., 8.250%, Due 6/1/2019	3.1%
Satmex Escrow SA de CV, 9.500%, Due 5/15/2017	3.0%
Harmony Foods Corp., 10.000%, Due 5/1/2016	2.8%
MDC Partners, Inc., 11.000%, Due 11/1/2016	2.8%
CoreLogic Inc/United States, 7.250%, Due 6/1/2021	2.8%
Tenet Healthcare Corp., 8.000%, Due 8/1/2020	2.7%
MGM Resorts International, 7.500%, Due 6/1/2016	2.7%
The Rouse Co. LP, 6.750%, Due 11/9/2015	2.6%
ARAMARK Holdings Corp., 8.625%, Due 5/1/2016	2.6%
Sector Allocation

% of Fixed Income
Corporate Obligations — Industrials	71.3%
Corporate Obligations — Finance	10.6%
Equity Securities	6.5%
Convertible Obligations	4.9%
Corporate Obligations — Other Government	4.9%
Corporate Obligations — Utilities	1.8%
Sector Allocation

% of Equities
Industrials	33.9%
Financials	31.3%
Telecommunication Services	20.4%
Energy	14.4%

Fund Expenses
American Beacon SiM High Yield Opportunities Fund
August 31, 2011 (Unaudited)
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2011 through August 31, 2011.
Actual Expenses
     The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
     The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	3/1/11	8/31/11	3/1/11-8/31/11
Institutional Class
Actual	$1,000.00	$981.35	$4.10
Hypothetical **	$1,000.00	$1,021.07	$4.18

Y Class
Actual	$1,000.00	$979.43	$4.59
Hypothetical **	$1,000.00	$1,020.57	$4.69

Investor Class
Actual	$1,000.00	$975.29	$5.92
Hypothetical **	$1,000.00	$1,019.21	$6.06

A Class
Actual	$1,000.00	$976.85	$6.53
Hypothetical **	$1,000.00	$1,018.60	$6.67

C Class
Actual	$1,000.00	$976.29	$10.26
Hypothetical **	$1,000.00	$1,014.82	$10.46

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.92%, 1.19%, 1.31% and 2.07% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.
**	5% return before expenses.

Performance Overview
American Beacon Flexible Bond Fund
August 31, 2011 (Unaudited)
     The Institutional Class of the Flexible Bond Fund returned 0.70% from its July 5, 2011 inception through August 31, 2011. The Fund outperformed the BofA Merrill Lynch 3-month LIBOR Index, which returned 0.02% for the same period. The Fund follows an absolute return strategy and is not managed to an index.
Comparison of Change in Value of a $10,000 Investment
For the Period from 7/5/11 through 8/31/11
Annualized Total Returns
Period Ended 8/31/11

		Value of
		$10,000
	Since Incep.	7/5/11-
	(7/5/11)	8/31/11
Institutional Class (1,2,4)	0.70%	$10,070
Y Class (1,2,4)	0.69%	$10,069
Investor Class(1,2,4)	0.90%	$10,090
A Class with sales charge(1,2,4)	-4.00%	$9,600
A Class without sales charge(1,2,4)	0.80%	$10,080
C Class with sales charge(1,2,4)	0.11%	$10,012
C Class without sales charge(1,2,4)	1.11%	$10,112
BofA Merrill Lynch 3 Month LIBOR Index(3)	0.02%	$10,002

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.24%, 1.34%, 1.62%, 1.74% and 2.49%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     For the period, the Fund achieved its goal of generating positive returns. The Fund’s exposure to the government debt of the U.S. and other sovereign nations contributed to the Fund’s returns as investors sought safe havens during a period of global economic and financial instability. Among the Fund’s bond holdings, issues with Baa to Ba ratings positively impacted performance, as did holdings with duration in the six to eight year range.
     Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global investment opportunities, seeking to achieve the Fund’s goal of positive total returns regardless of market conditions over a full market cycle.
Top Ten Holdings

% of
Net Assets
Sweden Government Bond, 3.000%, Due 7/12/2016	3.1%
Mexican Bonos, 8.500%, Due 5/31/2029	2.2%
Poland Government Bond, 5.250%, Due 10/25/2020	2.0%
Mexican Bonos, 10.000%, Due 12/5/2024	2.0%
U.S. Treasury Note, 1.500%, Due 7/31/2016	2.0%
Asian Development Bank, 2.750%, Due 5/21/2014	1.7%
U.S. Treasury Note, 3.375%, Due 1/15/2012	1.6%
U.S. Treasury Note, 0.750%, Due 9/15/2013	1.6%
U.S. Treasury Note, 1.375%, Due 2/15/2013	1.6%
Malaysia Government Bond, 3.702%, Due 2/25/2013	1.5%
Sector Allocation

% of Fixed
Income
Sovereign Obligations	38.2%
U.S. Treasury	27.5%
Corporate	23.6%
Mortgage-Backed	8.5%
Convertible Obligations	2.2%

Fund Expenses
American Beacon Flexible Bond Fund
August 31, 2011 (Unaudited)
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 5, 2011 (Fund inception) through August 31, 2011.
Actual Expenses
     The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
     The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	7/5/11	8/31/11	7/5/11-8/31/11
Institutional Class
Actual	$1,000.00	$1,007.00	$0.00
Hypothetical **	$1,000.00	$1,007.95	$0.00

Y Class
Actual	$1,000.00	$1,006.90	$0.00
Hypothetical **	$1,000.00	$1,007.95	$0.00

Investor Class
Actual	$1,000.00	$1,009.00	$0.00
Hypothetical **	$1,000.00	$1,007.95	$0.00

A Class
Actual	$1,000.00	$1,008.00	$0.00
Hypothetical **	$1,000.00	$1,007.95	$0.00

C Class
Actual	$1,000.00	$1,011.10	$0.00
Hypothetical **	$1,000.00	$1,007.95	$0.00

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.00%, 0.00%, 0.00%, 0.00% and 0.00% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent period of (58) by days in the year (365) to reflect the since inception period.

**	5% return before expenses.

American Beacon FundsSM
Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of
American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon Evercore Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund, and American Beacon Flexible Bond Fund:
We have audited the accompanying statements of assets and liabilities of the American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon Evercore Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund, and American Beacon Flexible Bond Fund (five of the funds comprising the American Beacon Funds) (collectively, the “Funds”), including the schedules of investments, as of August 31, 2011, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon Evercore Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund, and American Beacon Flexible Bond Fund at August 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Dallas, Texas
October 31, 2011

American Beacon Zebra Large Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
EQUITY INVESTMENTS - 91.83%
CONSUMER DISCRETIONARY - 9.17%
Auto Components - 1.34%
Johnson Controls, Inc.	933	$30
Lear Corp.	590	28
Magna International, Inc.	1,847	71
Sauer-Danfoss, Inc.	537	23
TRW Automotive Holdings Corp.A	1,010	42

		194

Automobiles - 0.10%
Federal-Mogul Corp.A	800	14

Distributors - 0.25%
Genuine Parts Co.	675	37

Hotels, Restaurants & Leisure - 1.20%
Las Vegas Sands Corp.A	993	46
Marriott International, Inc., Class A	495	14
Starbucks Corp.	1,028	40
Starwood Hotels & Resorts Worldwide, Inc.	263	12
Wynn Resorts Ltd.	175	27
Yum! Brands, Inc.	639	35

		174

Household Durables - 0.25%
Garmin Ltd.	486	16
Snap-On, Inc.	130	7
Stanley Black & Decker, Inc.	224	14

		37

Internet & Catalog Retail - 0.25%
priceline.com, Inc.A	67	36

Media - 3.63%
CBS Corp., Class BB	860	22
John Wiley & Sons, Inc., Class A	333	16
Liberty Media Corp — InteractiveA	3,478	55
Liberty Media Holding Corp.A	496	35
Netflix, Inc.A	34	8
News Corp., Class A	1,337	23
Omnicom Group, Inc.	390	16
Shaw Communications, Inc., Class BB	2,999	69
The McGraw-Hill Cos., Inc.	1,526	64
The Washington Post Co., Class B	37	13
Thomson Reuters Corp.	1,726	53
Time Warner Cable, Inc.	462	30
Viacom, Inc., Class B	2,534	123

		527

Multiline Retail - 0.79%
Costco Wholesale Corp.	324	25
Dollar General Corp.A	1,714	64
Kohl’s Corp.	395	18
Macy’s, Inc.	272	7

		114

Specialty Retail - 0.97%
AutoZone, Inc.A	56	17
Bed Bath & Beyond, Inc.A	349	20
Best Buy Co. Inc.	534	14
Lowe’s Cos., Inc.	831	17
Ltd Brands, Inc.	205	8
Signet Jewelers Ltd.	384	15
Staples, Inc.	983	14
The Gap, Inc.	451	7
TJX Cos., Inc.	533	29

		141

Textiles & Apparel - 0.39%
Coach, Inc.	405	22
Gildan Activewear, Inc.	500	14
NIKE, Inc.	244	21

		57

Total Consumer Discretionary		1,331

CONSUMER STAPLES - 5.91%
Beverages - 0.70%
Brown-Forman Corp., Class B	371	27
Constellation Brands, Inc.A	1,362	27
Molson Coors Brewing Co., Class B	1,082	47

		101

Food & Drug Retailing - 0.43%
Mead Johnson Nutrition Co.	281	20
Sysco Corp.	807	22
The Kroger Co.	843	20

		62

Food Products - 2.66%
Archer-Daniels-Midland Co.	3,431	97
Bunge Ltd.	388	25
Corn Products International, Inc.	334	16
General Mills, Inc.	870	33
Green Mountain Coffee Roasters, Inc.A	95	10
HJ Heinz Co.	438	23
Hormel Foods Corp.	1,483	41
Kellogg Co.	473	26
McCormick & Co, Inc.B	532	25
Seaboard Corp.	9	21
The JM Smucker Co.	567	41
Tyson Foods, Inc., Class A	1,541	27

		385

Household Products - 0.90%
Kimberly-Clark Corp.	1,892	131

Personal Products - 0.19%
Avon Products, Inc.	589	14
Sally Beauty Holdings, Inc.A	441	7
The Estee Lauder Cos., Inc., Class A	76	7

		28

Tobacco - 1.03%
Lorillard, Inc.	201	22
Reynolds American, Inc.	3,397	128

		150

Total Consumer Staples		857

ENERGY - 9.32%
Energy Equipment & Services - 1.09%
Baker Hughes, Inc.	321	20
Boardwalk Pipeline Partners LPC	1,016	26
Cameron International Corp.A	335	17
National Oilwell Varco, Inc.	583	38
Precision Drilling Corp.A	510	7
SEACOR Holdings, Inc.	91	8
Transocean Ltd.	437	24
Weatherford International Ltd.A	1,025	18

		158

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
Metals & Mining - 0.09%
Cameco Corp.	538	$13

Oil & Gas - 8.14%
Alliance Holdings GP LPC	414	20
Chesapeake Energy Corp.	900	29
Consol Energy, Inc.	310	14
Continental Resources, Inc.A	247	14
El Paso Corp.	1,004	19
El Paso Pipeline Partners LPC	413	15
Enbridge, Inc.	4,119	135
Encana Corp.	2,492	63
Energy Transfer Equity LPC	695	27
EOG Resources, Inc.	367	34
EXCO Resources, Inc.	750	10
Hess Corp.	2,222	132
Magellan Midstream Partners LPC.	552	33
Murphy Oil Corp.	273	15
Nexen, Inc.	1,312	28
Noble Energy, Inc.	241	21
NuStar Energy LPC	286	17
ONEOK Partners LPC	623	27
Peabody Energy Corp.	371	18
Pioneer Natural Resources Co.	87	7
Plains All American Pipeline LPC	588	36
Southwestern Energy Co.	476	18
Spectra Energy Corp.	3,114	81
Spectra Energy Partners LPC	480	14
Sunoco Logistics Partners LPC	211	18
Talisman Energy, Inc.	1,325	22
The Williams Cos., Inc.	809	22
TransCanada Corp.	4,187	180
Valero Energy Corp.	781	18
Williams Partners LPC	1,745	95

		1,182

Total Energy		1,353

FINANCIALS - 21.34%
Banks - 1.35%
BB&T Corp.	900	20
BOK Financial Corp.	498	25
Commerce Bancshares, Inc.	464	18
Fifth Third Bancorp	1,192	13
New York Community Bancorp, Inc.	911	12
Northern Trust Corp.	313	12
PNC Financial Services Group, Inc.	1,641	82
SunTrust Banks, Inc.	710	14

		196

Diversified Financials - 6.17%
American Capital Ltd.	10,663	93
Ameriprise Financial, Inc.	749	34
Ares Capital Corp.	2,745	42
BlackRock, Inc.	331	55
Capital One Financial Corp.	3,880	179
CME Group, Inc.	89	24
Discover Financial Services	2,020	51
Franklin Resources, Inc.	996	119
Invesco Ltd.	337	6
Jefferies Group, Inc.	330	5
Lazard Ltd., Class AB	480	14
Mastercard, Inc., Class A	96	32
Natural Resource Partners LPC	541	16
Raymond James Financial, Inc.	568	16
SEI Investments Co.	760	13
SLM Corp.	3,964	54
State Street Corp.	2,548	91
T Rowe Price Group, Inc.	360	19
TD Ameritrade Holding Corp.	792	12
The Charles Schwab Corp.	1,650	20

		895

Insurance - 12.07%
ACE Ltd.	2,851	185
Aflac, Inc.	2,182	82
Alleghany Corp.	55	16
Allied World Assurance Co. Holdings AG	593	31
Alterra Capital Holdings Ltd.	520	11
American Financial Group, Inc.	1,067	36
American National Insurance Co.	176	13
AON Corp.	370	17
Arch Capital Group Ltd.A	557	19
Assurant, Inc.	749	26
Assured Guaranty Ltd.	842	11
Axis Capital Holdings Ltd.	757	22
Chubb Corp.	2,123	131
Cincinnati Financial Corp.	669	19
CNA Financial Corp.	2,828	69
Erie Indemnity Co., Class A	218	16
Everest Re Group Ltd.	195	16
Fidelity National Financial, Inc.	1,573	27
Hartford Financial Services Group, Inc.	1,984	38
HCC Insurance Holdings, Inc.	756	22
Leucadia National Corp.	1,690	50
Loews Corp.	2,146	81
Manulife Financial Corp.	2,114	29
Markel Corp.A	51	20
Marsh & McLennan Cos., Inc.	1,755	52
PartnerRe Ltd.	336	19
ProAssurance Corp.	129	9
Protective Life Corp.	602	11
Prudential Financial, Inc.	2,423	122
Reinsurance Group of America, Inc.	683	36
RenaissanceRe Holdings Ltd.	321	21
Sun Life Financial, Inc.	4,739	128
The Allstate Corp.	626	16
The Progressive Corp.	3,077	59
The Travelers Cos., Inc.	2,636	133
Torchmark Corp.	646	25
Transatlantic Holdings, Inc.	254	13
Unum Group	1,870	44
Validus Holdings Ltd.	667	17
Willis Group Holdings plc	800	31
WR Berkley Corp.	904	28

		1,751

Real Estate - 1.75%
Brookfield Asset Management, Inc., Class A	4,718	139
Brookfield Office Properties, Inc.D	6,835	115

		254

Total Financials		3,096

HEALTH CARE - 8.54%
Biotechnology - 0.52%
Biogen Idec, Inc.A	332	31
See accompanying notes

American Beacon Zebra Large Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
Celgene Corp.A	639	$38
Vertex Pharmaceuticals, Inc.A	131	6

		75

Health Care Equipment & Supplies - 2.36%
Baxter International, Inc.	427	24
Becton Dickinson and Co.	973	78
Bio-Rad Laboratories, Inc.A	159	16
Boston Scientific Corp.A	1,112	8
Covidien plc	682	36
Intuitive Surgical, Inc.A	55	21
Kinetic Concepts, Inc.A	291	20
St Jude Medical, Inc.	450	20
Stryker Corp.	1,526	75
Thermo Fisher Scientific, Inc.	530	29
Zimmer Holdings, Inc.A	260	15

		342

Health Care Providers & Services - 4.66%
Aetna, Inc.	2,606	104
Cardinal Health, Inc.	484	21
CIGNA Corp.	1,942	91
Coventry Health Care, Inc.A	1,521	50
Express Scripts, Inc.A	690	32
Healthsouth Corp.A	3,091	66
Healthspring, Inc.A	410	16
Henry Schein, Inc.A	360	24
Humana, Inc.	1,157	90
McKesson Corp.	350	28
WellPoint, Inc.	2,453	155

		677

Pharmaceuticals - 1.00%
Allergan Inc.	416	34
Forest Laboratories, Inc.A	1,913	65
Medco Health Solutions, Inc.A	496	27
Valeant Pharmaceuticals International, Inc.	413	19

		145

Total Health Care		1,239

INDUSTRIALS - 9.27%
Aerospace & Defense - 4.81%
Alliant Techsystems, Inc.	278	18
General Dynamics Corp.	2,765	176
Huntington Ingalls Industries, Inc.A	203	6
L-3 Communications Holdings, Inc.	745	51
Lockheed Martin Corp.	2,381	176
Northrop Grumman Corp.	2,323	127
Precision Castparts Corp.	201	33
Raytheon Co.	2,603	113

		700

Air Freight & Couriers - 0.34%
CH Robinson Worldwide, Inc.	222	16
FedEx Corp.	429	33

		49

Airlines - 0.12%
Alaska Air Group, Inc.	168	9
Copa Holdings S.A., Class A	123	9

		18

Commercial Services & Supplies - 0.76%
Dun & Bradstreet Corp.	219	15
Equifax, Inc.	206	7
Republic Services, Inc.	528	16
RR Donnelley & Sons Co.	469	7
Waste Management, Inc.	1,709	56
Weight Watchers International, Inc.	147	9

		110

Construction & Engineering - 0.21%
Aecom Technology Corp.A	654	15
Fluor Corp.	243	15

		30

Electrical Equipment - 0.32%
AMETEK, Inc.	577	23
First Solar, Inc.A	60	6
Hubbell, Inc., Class B	295	17

		46

Electronic Equipment & Instruments - 0.09%
Rockwell Automation, Inc.	195	13

Industrial Conglomerates - 0.19%
Tyco International Ltd.	649	27

Machinery - 1.64%
CNH Global N.V.	1,396	46
Cummins, Inc.	277	26
Donaldson Co, Inc.	325	19
Dover Corp.	255	15
Eaton Corp.	465	20
Illinois Tool Works, Inc.	645	30
Ingersoll-Rand plc	455	15
Nordson Corp.	143	6
Oshkosh Corp.	1,326	26
PACCAR, Inc.	498	19
Parker Hannifin Corp.	221	16

		238

Road & Rail - 0.79%
Canadian Pacific Railway Ltd.	857	50
CSX Corp.	1,428	31
Norfolk Southern Corp.	488	33

		114

Total Industrials		1,345

INFORMATION TECHNOLOGY - 6.84%
Communications Equipment - 1.10%
Corning, Inc.	5,130	78
Harris Corp.	884	36
Juniper Networks, Inc.A	737	15
Motorola Solutions, Inc.	462	19
Research In Motion Ltd.A	335	11

		159

Computers & Peripherals - 0.85%
Dell, Inc.A	6,643	99
NetApp, Inc.A	502	19
NVIDIA Corp.A	383	5

		123

Electronic Equipment & Instruments - 1.68%
Agilent Technologies, Inc.A	474	17
Arrow Electronics, Inc.	937	29
Avnet, Inc.	1,295	34
AVX Corp.	1,640	21
Flextronics International Ltd.A	4,276	25
Ingram Micro, Inc., Class AA	1,085	19
Mettler-Toledo International, Inc.A	97	15
See accompanying notes

American Beacon Zebra Large Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
TE Connectivity Ltd.	2,729	$85

		245

Internet Software & Services - 0.17%
Yahoo! IncA	1,789	24

IT Consulting & Services - 1.30%
Automatic Data Processing, Inc.	684	34
CGI Group, Inc., Class AA	2,083	43
Cognizant Technology Solutions Corp.A	416	26
Computer Sciences Corp.	1,123	34
Paychex, Inc.	264	7
SAIC, Inc.A	1,987	30
The Western Union Co.	879	15

		189

Office Electronics - 0.11%
Xerox Corp.	1,925	16

Semiconductor Equipment & Products - 0.51%
Altera Corp.	438	16
Analog Devices, Inc.	409	14
Applied Materials, Inc.	1,805	20
Broadcom Corp., Class A	664	24

		74

Software - 1.12%
Activision Blizzard, Inc.	1,591	19
Adobe Systems, Inc.	688	17
CA, Inc.	691	15
Check Point Software Technologies Ltd.A	134	7
Citrix Systems, Inc.A	257	16
DST Systems, Inc.	476	21
Intuit, Inc.	416	21
Salesforce.com, Inc.A	171	22
Symantec Corp.A	1,044	18
VMware, Inc., Class AA	76	7

		163

Total Information Technology		993

MATERIALS - 4.52%
Chemicals - 2.23%
Agrium, Inc.	214	18
Air Products & Chemicals, Inc.	873	72
Cabot Corp.	385	13
Celanese Corp., Series A	427	20
Ecolab, Inc.	150	8
Kronos Worldwide, Inc.	263	6
Lubrizol Corp.	136	18
PPG Industries, Inc.	219	17
Praxair, Inc.	720	72
Sigma-Aldrich Corp.	427	27
Terra Nitrogen Co. LPC	69	13
The Mosaic Co.	177	13
Westlake Chemical Corp.	464	21
WR Grace & Co.A	163	6

		324

Containers & Packaging - 0.63%
Aptargroup, Inc.	358	18
Ball Corp.	937	34
Jarden Corp.	243	7
Sealed Air Corp.	777	14
Sonoco Products Co.	581	18

		91

Metals & Mining - 0.94%
Agnico-Eagle Mines Ltd.	118	8
Alcoa, Inc.	1,374	18
Cliffs Natural Resources, Inc.	186	15
Kinross Gold Corp.	1,555	27
Newmont Mining Corp.	671	43
Nucor Corp.	429	15
Silver Standard Resources, Inc.A	353	10

		136

Paper & Forest Products - 0.72%
Brookfield Infrastructure Partners LPC	2,948	78
Domtar Corp.	131	11
International Paper Co.	603	16

		105

Total Materials		656

RIGHTS/WARRANTS - 0.01%
American International Group, Inc., Exp. 1/19/21A	51	1
Sanofi, Exp. 12/31/20A	192	0

Total Rights/Warrants		1

TELECOMMUNICATION SERVICES - 3.74%
Diversified Telecommunication Services - 3.03%
BCE, Inc.	6,674	267
CenturyLink, Inc.	793	29
Rogers Communications, Inc., Class B	3,705	144

		440

Wireless Telecommunication Services - 0.71%
American Tower Corp., Class A	540	29
Crown Castle International Corp.A	401	17
Millicom International Cellular S.A.	365	42
Sprint Nextel Corp.	4,100	15

		103

Total Telecommunication Services		543

UTILITIES - 13.17%
Electric Utilities - 10.70%
Alliant Energy Corp.	623	25
Ameren Corp.	1,521	46
American Electric Power Co, Inc.	2,590	100
American Water Works Co, Inc.	669	20
Consolidated Edison, Inc.	1,480	83
Dominion Resources, Inc.	3,171	155
DPL, Inc.	270	8
DTE Energy Co.	814	41
Edison International	1,913	71
Entergy Corp.	1,066	70
Exelon Corp.	4,313	186
FirstEnergy Corp.	1,257	56
GenOn Energy, Inc.A	16,230	49
NextEra Energy, Inc.	2,645	150
NSTAR	167	8
OGE Energy Corp.	508	25
PG&E Corp.	1,923	81
PPL Corp.	1,977	57
Progress Energy, Inc.	483	24
Public Service Enterprise Group, Inc.	3,514	120
Southern Co.	1,992	82
Wisconsin Energy Corp.	1,063	34
See accompanying notes

American Beacon Zebra Large Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
Xcel Energy, Inc.	2,496	$62

		1,553

Gas Utilities - 1.22%
AGL Resources, Inc.	478	20
Atmos Energy Corp.	477	16
Energen Corp.	411	20
Kinder Morgan Energy Partners LPC	295	21
MDU Resources Group, Inc.	966	21
Sempra Energy	695	36
Southern Union Co.	574	23
UGI Corp.	657	20

		177

Multi-Utilities - 1.25%
Duke Energy Corp.	8,117	153
SCANA Corp.	694	28

		181

Total Utilities		1,911

Total Equity Investments (Cost $13,908)		13,325

SHORT-TERM INVESTMENTS - 6.60% (Cost $958)
JPMorgan U.S. Government Money Market Fund	957,884	958

TOTAL INVESTMENTS - 98.43% (Cost $14,866)		14,283
OTHER ASSETS, NET OF LIABILITIES - 1.57%		228

TOTAL NET ASSETS - 100.00%		$14,511

Percentages are stated as a percent of net assets.

A      Non-income producing security.
B       Non-voting participating shares.
C       Limited Partnership.
D       REIT/Real Estate Investment Trusts.

Futures Contracts
(000’s)
				Unrealized
			Contract	Appreciation/
	Number of Contracts	Expiration Date	Value	(Depreciation)
S&P 500 Mini E Index Futures	15	September, 2011	913	4

			913	4

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
EQUITY INVESTMENTS - 91.82%
CONSUMER DISCRETIONARY - 10.77%
Auto Components - 0.65%
Cooper Tire & Rubber Co.	305	$4
Dorman Products, Inc.A	420	13
Exide TechnologiesA	1,100	6
Standard Motor Products, Inc.	608	8
Superior Industries International, Inc.	683	12

		43

Automobiles - 0.09%
Thor Industries, Inc.	263	6

Distributors - 0.18%
Audiovox Corp.A	379	2
DXP Enterprises, Inc.A	107	3
Lincoln Educational Services Corp.	437	5
Pool Corp.	96	2

		12

Hotels, Restaurants & Leisure - 1.14%
AFC Enterprises, Inc.	518	7
Caribou Coffee Co. IncA	413	6
Churchill Downs, Inc.	203	9
Domino’s Pizza, Inc.	123	3
Interval Leisure Group, Inc.A	1,025	13
Life Time Fitness, Inc.A	210	8
Papa John’s International, Inc.A	463	14
Speedway Motorsports, Inc.	1,072	14
Texas Roadhouse, Inc.	142	2

		76

Household Durables - 1.79%
Blyth, Inc.	74	4
Helen of Troy Ltd.A	934	28
HNI Corp.	132	3
Lancaster Colony Corp.	548	33
Matthews International Corp., Class A	607	20
National Presto Industries, Inc.	177	17
Sealy Corp.	2,729	6
The Toro Co.	150	8

		119

Internet & Catalog Retail - 0.99%
Global Sources Ltd.A	281	2
HSN, Inc.A	172	6
Insight Enterprises, Inc.A	1,449	27
SS&C Technologies Holdings, Inc.A	808	13
Systemax, Inc.	1,302	18

		66

Leisure Equipment & Products - 0.66%
M&F Worldwide Corp.A	2,006	44

Media - 1.28%
Acacia Research — Acacia TechnologiesA	106	5
APAC Customer Services, Inc.A	1,336	11
Belo Corp., Series A	1,740	9
Crown Media Holdings, Inc., Class AA	1,529	2
Cumulus Media, Inc.A	2,457	7
DreamWorks Animation SKG, Inc.A	145	3
Entercom Communications Corp., Class A	967	6
Harte-Hanks, Inc.	1,518	11
Journal Communications, Inc., Class A	1,257	5
Knology, Inc.A	653	9
Lee Enterprises, Inc.	1,427	1
LIN TV Corp., Class AA	1,291	4
Sinclair Broadcast Group, Inc., Class A	707	6
The New York Times Co.	718	6

		85

Multiline Retail - 1.07%
Pricesmart, Inc.	384	25
QKL Stores, Inc.A	2,044	3
Stein Mart, Inc.	964	7
Suburban Propane Partners LPB	756	36

		71

Specialty Retail - 2.03%
American Greetings Corp., Class A	1,162	24
America’s Car-Mart, Inc.A	290	9
Big 5 Sporting Goods Corp.	584	4
Cabela’s, Inc.A	340	8
Destination Maternity Corp.	365	5
DSW, Inc., Class A	78	4
Interline Brands, Inc.A	567	8
PC Connection, Inc.A	989	9
Penske Automotive Group, Inc.	454	8
Rent-A-Center, Inc.	127	4
Shoe Carnival, Inc.A	275	7
Sonic Automotive, Inc., Class A	955	13
Susser Holdings Corp.A	220	5
The Buckle, Inc.	231	9
The Cato Corp., Class A	704	18

		135

Textiles & Apparel - 0.89%
Carter’s, Inc.A	283	9
Kid Brands, Inc.	1,502	6
Steven Madden Ltd.	224	8
The Timberland Co., Class A	121	5
Unifi, Inc.	452	5
Unifirst Corp.	333	17
Wolverine World Wide, Inc.	246	9

		59

Total Consumer Discretionary		716

CONSUMER STAPLES - 5.14%
Beverages - 0.39%
Coca-Cola Bottling Co. Consolidated	140	8
National Beverage Corp.	1,127	18

		26

Food & Drug Retailing - 1.29%
Arden Group, Inc., Class A	79	6
Ingles Markets, Inc., Class A	338	5
Nash Finch Co.	367	12
Ruddick Corp.	583	24
Seneca Foods Corp., Class AA	168	4
Spartan Stores, Inc.	618	10
Weis Markets, Inc.	638	25

		86

Food Products - 2.18%
American Lorain Corp.	1,434	3
Cal-Maine Foods, Inc.	721	23
Darling International, Inc.A	341	6
Fresh Del Monte Produce, Inc.	1,397	34
J&J Snack Foods Corp.	359	18
Pilgrim’s Pride Corp.	4,459	16
See accompanying notes

American Beacon Zebra Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
SkyPeople Fruit Juice, Inc.A	1,074	$2
Snyders-Lance, Inc.	509	11
The Hain Celestial Group, Inc.A	86	3
Tootsie Roll Industries, Inc.	441	11
TreeHouse Foods, Inc.A	105	6
USANA Health Sciences, Inc.A	466	12

		145

Personal Products - 0.78%
Elizabeth Arden, Inc.A	273	9
Nu Skin Enterprises, Inc., Class A	181	8
Revlon, Inc., Class AA	1,690	22
Steiner Leisure Ltd.A	325	13

		52

Tobacco - 0.50%
Alliance One International, Inc.	3,897	12
Universal Corp.	333	14
Vector Group Ltd.	369	7

		33

Total Consumer Staples		342

ENERGY - 5.87%
Energy Equipment & Services - 0.92%
Atlas Energy LPB	102	2
Bristow Group, Inc.	178	8
SEACOR Holdings, Inc.	421	37
Teekay Offshore Partners LPB	524	14

		61

Oil & Gas - 4.95%
Callon Petroleum Co.A	1,476	8
China Integrated Energy, Inc.A	1,051	1
Crestwood Midstream Partners LPB	475	12
DCP Midstream Partners LPB	128	5
Endeavour International Corp.A	1,773	17
EV Energy Partner LPB	437	31
Ferrellgas Partners LPB	357	8
Genesis Energy LPB	318	8
Global Partners LPB	202	4
Gran Tierra Energy, Inc.A	1,226	8
Holly Energy Partners LPB	324	16
Hugoton Royalty TrustC	498	11
North European Oil Royalty TrustC	233	8
NuStar GP Holdings LLCD	735	25
Permian Basin Royalty TrustC	921	21
Pioneer Southwest Energy Partners LPB	931	27
Sabine Royalty TrustC	312	19
San Juan Basin Royalty TrustC	940	23
Stone Energy Corp.A	239	6
Teekay LNG Partners LPB	573	19
Transmontaigne Partners LPB	309	10
Vaalco Energy, Inc.	728	5
W&T Offshore, Inc.	366	8
Western Gas Partners LPB	766	29

		329

Total Energy		390

FINANCIALS - 25.33%
Banks - 8.74%
1st Source Corp.	511	12
Arrow Financial Corp.	265	6
Astoria Financial Corp.	403	4
Bancfirst Corp.	334	12
Banco Latinoamericano de Comercio Exterior S.A.	521	9
Bank of the Ozarks, Inc.	188	4
BofI Holding, Inc.A	340	5
Bryn Mawr Bank Corp.	100	2
Camden National Corp.	222	6
Cardinal Financial Corp.	550	5
Cathay General Bancorp	132	2
Chemical Financial Corp.	402	7
Citizens & Northern Corp.	368	6
City Holding Co.	286	9
Community Bank System, Inc.	642	16
Community Trust Bancorp, Inc.	368	9
Dime Community Bancshares, Inc.	826	10
Eagle Bancorp, Inc.	172	2
Enterprise Financial Services Corp.	164	2
Financial Institutions, Inc.	156	2
First Busey Corp.	1,518	7
First Citizens BancShares, Inc., Class A	175	29
First Community Bancshares, Inc.	499	6
First Financial Bancorp	1,000	16
First Financial Bankshares, Inc.	576	17
First Financial Corp.	283	9
First Niagara Financial Group, Inc.	35	0
FirstMerit Corp.	458	6
Flushing Financial Corp.	813	9
FNB Corp.	211	2
German American Bancorp, Inc.	125	2
Great Southern Bancorp, Inc.	328	6
Hancock Holding Co.	73	2
Heartland Financial USA, Inc.	406	6
Iberiabank Corp.	109	5
Independent Bank Corp.	428	10
International Bancshares Corp.	1,953	32
Investors Bancorp, Inc.A	1,488	21
Lakeland Bancorp, Inc.	544	5
Lakeland Financial Corp.	280	6
Meridian Interstate Bancorp, Inc.A	163	2
National Bankshares, Inc.	81	2
NBT Bancorp, Inc.	802	16
Northfield Bancorp, Inc.	458	6
Northwest Bancshares, Inc.	441	5
OceanFirst Financial Corp.	475	6
Ocwen Financial Corp.A	169	2
Orrstown Financial Services, Inc.	204	3
Park National Corp.	315	17
Prosperity Bancshares, Inc.	192	7
Provident Financial Services, Inc.	394	5
Provident New York Bancorp	689	4
S&T Bancorp, Inc.	489	9
Sandy Spring Bancorp, Inc.	355	6
Simmons First National Corp., Class A	288	7
Southside Bancshares, Inc.	536	11
SY Bancorp, Inc.	290	6
The First of Long Island Corp.	219	5
Tompkins Financial Corp.	263	10
TowneBank	471	6
Trustco Bank Corp NY	1,380	6
Trustmark Corp.	1,039	22
UMB Financial Corp.	633	25
Umpqua Holdings Corp.	192	2
Union First Market Bankshares Corp.	664	7
See accompanying notes

American Beacon Zebra Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
United Bankshares, Inc.	720	$16
Univest Corp of Pennsylvania	131	2
ViewPoint Financial Group	220	3
Washington Federal, Inc.	455	7
Washington Trust Bancorp, Inc.	351	8
Webster Financial Corp.	354	6
WesBanco, Inc.	555	11
Westamerica Bancorporation	117	5

		581

Diversified Financials - 4.32%
Advance America Cash Advance Centers, Inc.	2,469	21
Advent Software, Inc.A	259	6
Capital Southwest Corp.	71	6
Capitol Federal Financial, Inc.	402	4
Cash America International, Inc.	381	21
Cass Information Systems, Inc.	195	7
Cohen & Steers, Inc.	197	8
CoreLogic, Inc.	137	2
Credit Acceptance Corp.A	661	45
Encore Capital Group, Inc.A	462	11
Epoch Holding Corp.	338	5
ExlService Holdings, Inc.A	469	12
Ezcorp, Inc., Class A	192	6
Federal Agricultural Mortgage Corp.	198	4
First Cash Financial Services, Inc.A	52	2
GAMCO Investors, Inc., Class A	118	6
ICG Group, Inc.A	546	6
Intl. FCStone, Inc.A	262	6
Knight Capital Group, Inc., Class AA	241	3
Nelnet, Inc., Class A	2,014	39
NewStar Financial, Inc.A	231	2
Och-Ziff Capital Management Group LLCD	2,020	23
Oppenheimer Holdings, Inc., Class A	361	7
Portfolio Recovery Associates, Inc.	67	5
Safeguard Scientifics, Inc.A	321	5
Stifel Financial Corp.	88	3
TICC Capital Corp.	1,428	14
Wright Express Corp.A	189	8

		287

Insurance - 11.74%
American Safety Insurance Holdings Ltd.	375	7
AMERISAFE, Inc.A	363	7
Amtrust Financial Services, Inc.	1,935	47
Argo Group International Holdings Ltd.	340	9
Aspen Insurance Holdings Ltd.	160	4
Baldwin & Lyons, Inc.	171	4
Citizens, Inc.A	308	2
CNO Financial Group, Inc.A	9,212	58
Crawford & Co.	1,107	8
Delphi Financial Group, Inc., Class A	1,511	37
EMC Insurance Group, Inc.	378	7
Employers Holdings, Inc.	757	9
Endurance Specialty Holdings Ltd.	937	34
Enstar Group Ltd.A	472	49
FBL Financial Group, Inc., Class A	1,157	34
Flagstone Reinsurance Holdings S.A.	1,338	9
FPIC Insurance Group, Inc.A	115	5
Greenlight Capital Re Ltd.A	614	14
Harleysville Group, Inc.	628	18
Horace Mann Educators Corp.	1,227	16
Infinity Property & Casualty Corp.	416	21
Kansas City Life Insurance Co.	207	6
Kemper Corp.	1,886	48
Maiden Holdings Ltd.	2,459	21
MBIA, Inc.	335	3
Meadowbrook Insurance Group, Inc.	1,468	14
Montpelier Re Holdings Ltd.	1,267	22
National Interstate Corp.	472	11
National Western Life Insurance Co., Class A.	120	18
OneBeacon Insurance Group Ltd., Class A	598	8
Platinum Underwriters Holdings Ltd.	84	3
Presidential Life Corp.	683	7
ProAssurance Corp.	520	38
RLI Corp.	537	34
Safety Insurance Group, Inc.	289	11
Selective Insurance Group, Inc.	1,235	19
StanCorp Financial Group, Inc.	361	11
State Auto Financial Corp.	573	8
Symetra Financial Corp.	3,666	39
The Hanover Insurance Group, Inc.	76	3
The Navigators Group, Inc.A	311	14
Tower Group, Inc.	1,079	26
United Fire & Casualty Co.	625	11
Universal Insurance Holdings, Inc.	1,742	7

		781

Real Estate - 0.53%
FirstService Corp.A	137	4
WP Carey & Co. LLCD	737	31

		35

Total Financials		1,684

HEALTH CARE - 6.09%
Biotechnology - 0.54%
Cubist Pharmaceuticals, Inc.A	175	6
Maxygen, Inc.	488	3
Myriad Genetics, Inc.A	263	5
Rigel Pharmaceuticals, Inc.A	1,524	12
Sciclone Pharmaceuticals, Inc.A	473	2
Viropharma, Inc.A	380	8

		36

Health Care Equipment & Supplies - 1.71%
Atrion Corp.	46	10
Conceptus, Inc.A	905	10
Haemonetics Corp.A	125	8
Hillenbrand, Inc.	1,525	30
Integra LifeSciences Holdings Corp.A	135	5
Invacare Corp.	231	6
Mine Safety Appliances Co.	584	18
Orthofix International N.V.A	238	9
STERIS Corp.	175	6
West Pharmaceutical Services, Inc.	308	12

		114

Health Care Providers & Services - 2.76%
Amsurg Corp.A	644	15
Centene Corp.A	255	8
Continucare Corp.	1,685	11
Corvel Corp.A	197	9
Five Star Quality Care, Inc.A	970	3
Healthways, Inc.A	431	5
Kindred Healthcare, Inc.A	104	1
LifePoint Hospitals, Inc.A	152	6
See accompanying notes

American Beacon Zebra Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
Magellan Health Services, Inc.A	163	$8
MAXIMUS, Inc.	182	7
Metropolitan Health Networks, Inc.A	1,738	9
Molina Healthcare, Inc.A	91	2
National Healthcare Corp.	367	13
Owens & Minor, Inc.	186	5
Parexel International Corp.A	291	6
Stewart Enterprises, Inc., Class A	764	5
The Ensign Group, Inc.	437	10
Triple-S Management Corp., Class BA	761	13
Universal American Corp.	3,825	42
WellCare Health Plans, Inc.A	118	5

		183

Pharmaceuticals - 1.08%
American Oriental Bioengineering, Inc.A	1,601	2
China Biologic Products, Inc.A	376	3
China Pharma Holdings, Inc.A	1,884	3
China Sky One Medical, Inc.A	780	2
Depomed, Inc.A	884	5
Impax Laboratories, Inc.A	1,938	39
Par Pharmaceutical Cos., Inc.	73	2
Pozen, Inc.A	480	1
The Medicines Co.A	1,029	15

		72

Total Health Care		405

INDUSTRIALS - 16.38%
Aerospace & Defense - 1.73%
Cubic Corp.	524	22
Curtiss-Wright Corp.	933	29
Hexcel Corp.	481	11
Kaman Corp.	422	14
Moog, Inc., Class A	971	39

		115

Air Freight & Couriers - 0.45%
Air Transport Services Group, Inc.A	1,496	8
Graham Packaging Co. IncA	471	12
HUB Group, Inc., Class AA	180	6
UTi Worldwide, Inc.	300	4

		30

Airlines - 1.02%
Aircastle Ltd.	1,812	22
Copa Holdings S.A., Class A	99	7
Hawaiian Holdings, Inc.A	4,829	20
Pinnacle Airlines Corp.A	1,280	5
Skywest, Inc.	800	10
US Airways Group, Inc.A	794	4

		68

Building Products - 0.24%
AAON, Inc.	362	6
Drew Industries, Inc.	144	3
Simpson Manufacturing Co. Inc.	248	7

		16

Commercial Services & Supplies - 3.82%
ABM Industries, Inc.	264	5
Atlas Air Worldwide Holdings, Inc.A	125	6
Bridgepoint Education, Inc.A	629	14
Career Education Corp.A	383	6
Convergys Corp.A	2,648	27
CSG Systems International, Inc.A	862	12
Deluxe Corp.	1,643	35
Electro Rent Corp.	473	7
Ennis, Inc.	843	13
FTI Consulting, Inc.A	135	5
G&K Services, Inc., Class A	284	8
Herman Miller, Inc.	280	6
Iconix Brand Group, Inc.A	359	7
Intersections, Inc.	179	3
Landauer, Inc.	78	4
McGrath Rentcorp	494	12
MedQuist, Inc.	410	4
MoneyGram International, Inc.A	794	2
Multi-Color Corp.	378	10
Schawk, Inc.	486	6
Standard Parking Corp.A	158	3
TeleTech Holdings, Inc.A	1,001	18
Tetra Tech, Inc.A	308	6
The Brink’s Co.	229	6
The Corporate Executive Board Co.	169	6
The Geo Group, Inc.A	129	3
The Providence Service Corp.A	486	5
United Stationers, Inc.	258	8
VSE Corp.	267	7

		254

Construction & Engineering - 0.33%
EMCOR Group, Inc.A	134	3
MasTec, Inc.A	388	9
Tutor Perini Corp.	711	10

		22

Diversified Manufacturing - 0.03%
Barnes Group, Inc.	108	2

Electrical Equipment - 1.32%
A.O. Smith Corp.	198	8
Belden, Inc.	224	7
Brady Corp., Class A	981	27
Encore Wire Corp.	155	3
EnerSysA	248	6
Franklin Electric Co. Inc.	207	9
II-VI, Inc.	653	13
Kemet Corp.A	915	8
Preformed Line Products Co.	126	7

		88

Industrial Conglomerates - 0.86%
Chemed Corp.	103	6
China Yida Holding Co.A	1,151	4
GATX Corp.	228	8
Park-Ohio Holdings Corp.	158	3
Raven Industries, Inc.	271	15
Standex International Corp.	292	8
Terra Nova Royalty Corp.	658	5
Tredegar Corp.	490	8

		57

Machinery - 2.80%
Actuant Corp., Class A	323	6
Alamo Group, Inc.	253	6
Albany International Corp.	205	4
Ampco-Pittsburgh Corp.	384	8
Applied Industrial Technologies, Inc.	210	6
Blount International, Inc.A	1,022	16
Cascade Corp.	90	4
Colfax Corp.A	702	19
See accompanying notes

American Beacon Zebra Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
ESCO Technologies, Inc.	208	$6
John Bean Technologies Corp.	681	11
Kaydon Corp.	99	3
L.B. Foster Co.	101	2
Middleby Corp.	93	7
Miller Industries, Inc.	138	3
Mueller Industries, Inc.	646	31
NACCO Industries, Inc., Class A	227	18
Robbins & Myers, Inc.	224	11
Sun Hydraulics Corp.	303	9
The Gorman-Rupp Co.	348	10
Zebra Technologies Corp., Class AA	162	6

		186

Marine - 2.48%
Alexander & Baldwin, Inc.	207	9
CAI International, Inc.A	447	7
Diana Containerships, Inc.	3	0
Diana Shipping, Inc.	1,195	11
Excel Maritime Carriers Ltd.	19,203	38
Navios Maritime Holdings, Inc.	6,651	25
Paragon Shipping, Inc., Class A	2,906	4
Safe Bulkers, Inc.	4,649	32
Ship Finance International Ltd.	2,424	39

		165

Road & Rail - 0.80%
Amerco, Inc.A	561	41
Heartland Express, Inc.	445	7
Old Dominion Freight Line, Inc.A	163	5

		53

Trading Companies & Distributors - 0.50%
Textainer Group Holdings Ltd.	1,371	33

Total Industrials		1,089

INFORMATION TECHNOLOGY - 8.41%
Communications Equipment - 1.13%
Bel Fuse, Inc.	366	6
Black Box Corp.	478	12
Gilat Satellite Networks Ltd.A	1,439	6
InterDigital, Inc.	134	9
Mitel Networks Corp.A	7,821	27
Plantronics, Inc.	237	8
Viasat, Inc.A	207	7

		75

Computers & Peripherals - 0.18%
Cray, Inc.A	481	3
Xyratex Ltd.	1,086	9

		12

Electronic Equipment & Instruments - 3.16%
Advanced Battery Technologies, Inc.A	1,579	2
Benchmark Electronics, Inc.A	1,309	18
Celestica, Inc.A	1,464	12
Coherent, Inc.A	123	5
CTS Corp.	664	6
ePlus, Inc.A	332	8
Hittite Microwave Corp.A	156	8
Intevac, Inc.A	397	3
Littelfuse, Inc.	464	23
Measurement Specialties, Inc.A	148	5
Methode Electronics, Inc.	685	7
MTS Systems Corp.	257	9
Multi-Fineline Electronix, Inc.A	531	10
Orbotech Ltd.	1,156	13
Park Electrochemical Corp.	374	9
Plexus Corp.A	75	2
Scansource, Inc.A	590	19
Teledyne Technologies, Inc.A	811	45
TTM Technologies, Inc.A	396	4
Zygo Corp.A	184	2

		210

Internet Software & Services - 0.54%
EasyLink Services International Corp., Series AA	609	3
j2 Global Communications, Inc.	906	29
K12, Inc.A	71	2
ValueClick, Inc.A	157	2

		36

IT Consulting & Services - 0.66%
Acxiom Corp.	234	3
CACI International, Inc., Class AA	146	8
Exponent, Inc.A	221	9
Telvent GIT S.A.	534	22
Unisys Corp.	126	2

		44

Semiconductor Equipment & Products - 2.23%
Amkor Technology, Inc.A	9,931	43
Brooks Automation, Inc.	1,997	19
Cohu, Inc.	617	7
Cymer, Inc.A	147	6
Diodes, Inc.A	222	4
Entegris, Inc.A	268	2
FEI Co.A	190	6
International Rectifier Corp.A	139	3
IXYS Corp.	722	9
Microsemi Corp.	252	4
MKS Instruments, Inc.	1,408	33
Rudolph Technologies, Inc.A	806	5
Semtech Corp.A	316	7

		148

Software - 0.51%
Blackbaud, Inc.	88	2
Cognex Corp.	83	3
Emdeon, Inc., Class AA	447	8
JDA Software Group, Inc.A	84	2
Progress Software Corp.A	330	7
Renaissance Learning, Inc.	745	12

		34

Total Information Technology		559

MATERIALS - 6.57%
Chemicals - 3.71%
Arch Chemicals, Inc.	555	26
Ferro Corp.	252	2
Gulf Resources, Inc.A	959	2
Hawkins, Inc.	124	4
HB Fuller Co.	614	14
Innophos Holdings, Inc.	209	9
Innospec, Inc.	955	26
Minerals Technologies, Inc.	37	2
NewMarket Corp.	204	34
NL Industries, Inc.	692	10
Olin Corp.	391	8
See accompanying notes

American Beacon Zebra Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
PolyOne Corp.	1,592	$20
Sensient Technologies Corp.	248	9
Stepan Co.	285	22
Terra Nitrogen Co. LPB	274	49
WD-40 Co.	165	7
Zep, Inc.	153	3

		247

Construction Materials - 0.11%
United States Lime & Minerals, Inc.	169	7

Containers & Packaging - 0.89%
Graphic Packaging Holding Co.A	6,278	26
Greif, Inc., Class A	591	33

		59

Metals & Mining - 1.08%
AMCOL International Corp.	521	15
China Natural Resources, Inc.A	2,107	25
Fushi Copperweld, Inc.A	720	5
Harry Winston Diamond Corp.	168	3
Noranda Aluminum Holding Corp.A	1,055	12
Penn Virginia Resource Partners LPB	155	4
Schnitzer Steel Industries, Inc.	48	2
Worthington Industries, Inc.	366	6

		72

Paper & Forest Products - 0.78%
Mercer International, Inc.	3,943	38
PH Glatfelter Co.	975	14

		52

Total Materials		437

TELECOMMUNICATION SERVICES - 2.60%
Diversified Telecommunication Services - 1.95%
AboveNet, Inc.	130	8
Cincinnati Bell, Inc.	6,197	21
EchoStar Corp., Class AA	550	13
Loral Space & Communications, Inc.A	1,011	58
NeuStar, Inc., Class AA	968	24
Shenandoah Telecommunications Co.	439	6

		130

Wireless Telecommunication Services - 0.65%
NTELOS Holdings Corp.	739	16
Pendrell Corp.A	3,751	8
Telephone & Data Systems, Inc.	248	6
USA Mobility, Inc.	889	13

		43

Total Telecommunication Services		173

UTILITIES - 4.66%
Electric Utilities - 2.52%
Allete, Inc.	719	29
Black Hills Corp.	79	2
CH Energy Group, Inc.	310	17
Cleco Corp.	180	6
El Paso Electric Co.	652	24
IDACORP, Inc.	246	9
MGE Energy, Inc.	503	21
NorthWestern Corp.	73	2
PNM Resources, Inc.	424	6
Portland General Electric Co.	355	9
UIL Holdings Corp.	249	8
Unisource Energy Corp.	899	35

		168

Gas Utilities - 1.67%
Chesapeake Utilities Corp.	209	9
New Jersey Resources Corp.	206	10
Northwest Natural Gas Co.	132	6
South Jersey Industries, Inc.	292	15
Southwest Gas Corp.	876	32
Star Gas Partners LPB	2,041	10
The Laclede Group, Inc.	475	19
WGL Holdings, Inc.	252	10

		111

Multi-Utilities - 0.47%
Avista Corp.	1,225	31

Total Utilities		310

Total Equity Investments (Cost $6,495)		6,105

SHORT-TERM INVESTMENTS - 6.00% (Cost $399)
JPMorgan U.S. Government Money Market Fund	399,061	399

TOTAL INVESTMENTS - 97.82% (Cost $6,894)		6,504
OTHER ASSETS, NET OF LIABILITIES - 2.18%		145

TOTAL NET ASSETS - 100.00%		$6,649

Percentages are stated as a percent of net assets.

A	Non-income producing security.

B	Limited Partnership.

C	Royalty Trust

D	Limited Liability Corporation.
See accompanying notes

American Beacon Zebra Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

Futures Contracts
(000’s)
				Unrealized
			Contract	Appreciation/
	Number of Contracts	Expiration Date	Value	(Depreciation)
Russell 2000 Mini Index Futures	6	September, 2011	436	14

			436	14

See accompanying notes

American Beacon Evercore Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

	Shares	Value
		(000’s)
COMMON STOCK - 88.98%
CONSUMER DISCRETIONARY - 14.00%
Auto Components - 4.91%
Federal Signal Corp.	12,050	$67
Stoneridge, Inc.A	7,161	57

		124

Household Durables - 3.00%
La-Z-Boy, Inc.	8,630	76

Media - 2.73%
Entercom Communications Corp., Class A	11,298	69

Multiline Retail - 0.63%
Fred’s, Inc., Class A	1,437	16

Specialty Retail - 2.73%
Asbury Automotive Group, Inc.	3,690	69
Total Consumer Discretionary		354

CONSUMER STAPLES - 6.21%
Food Products - 2.92%
Snyders-Lance, Inc.	3,340	74

Personal Products - 3.29%
Medifast, Inc.A	1,440	24
Nu Skin Enterprises, Inc., Class A	1,386	59

		83

Total Consumer Staples		157

ENERGY - 10.83%
Energy Equipment & Services - 3.08%
Hercules Offshore, Inc.A	18,440	78

Oil & Gas - 7.75%
Comstock Resources, Inc.A	3,120	63
Goodrich Petroleum Corp.A	4,431	72
Magnum Hunter Resources Corp.A	13,660	61

		196

Total Energy		274

FINANCIALS - 24.04%
Banks - 12.26%
Eagle Bancorp, Inc.	4,413	55
First Midwest Bancorp, Inc.	6,570	58
PrivateBancorp, Inc.	6,540	58
Sterling Financial Corp.	5,470	76
Synovus Financial Corp.	43,300	63

		310

Diversified Financials - 10.83%
Affiliated Managers Group, Inc.A	830	73
CBIZ, Inc.A	10,187	69
Euronet Worldwide, Inc.A	4,210	68
MF Global Holdings Ltd.A	11,640	64

		274

Real Estate - 0.95%
Brookdale Senior Living, Inc.	1,490	24
Total Financials		608

HEALTH CARE - 11.30%
Health Care Equipment & Supplies - 2.49%
Orthofix International N.V.A	1,710	63

Health Care Providers & Services - 5.85%
BioScrip, Inc.A	11,630	74
Healthspring, Inc.A	1,906	74

		148

Pharmaceuticals - 2.96%
Par Pharmaceutical Cos., Inc.	2,530	75

Total Health Care		286

INDUSTRIALS - 13.32%
Aerospace & Defense - 2.57%
Orbital Sciences Corp.A	4,170	65

Commercial Services & Supplies - 5.93%
Atlas Air Worldwide Holdings, Inc.A	1,600	80
Convergys Corp.A	6,600	70

		150

Electrical Equipment - 2.29%
General Cable Corp.	1,940	58

Road & Rail - 2.53%
Swift Transportation Co.A	7,473	64
Total Industrials		337

INFORMATION TECHNOLOGY - 5.45%
Internet Software & Services - 3.36%
KIT Digital, Inc.A	7,720	85

Semiconductor Equipment & Products - 2.09%
FSI International, Inc.A	24,600	53

Total Information Technology		138

MATERIALS - 2.41%
Solutia, Inc.A	3,530	61

TELECOMMUNICATION SERVICES - 1.42%
Aviat Networks, Inc.A	13,800	36

Total Common Stock (Cost $2,493)		2,251

SHORT-TERM INVESTMENTS - 7.19% (Cost $182)
JPMorgan U.S. Government Money Market Fund	181,704	182

TOTAL INVESTMENTS - 96.17% (Cost $2,675)		2,433
OTHER ASSETS, NET OF LIABILITIES - 3.83%		97

TOTAL NET ASSETS - 100.00%		$2,530

Percentages are stated as a percent of net assets.

A      Non-income producing security.
See accompanying notes

American Beacon Evercore Small Cap Equity FundSM
Schedule of Investments
August 31, 2011

Futures Contracts
(000’s)
				Unrealized
			Contract	Appreciation/
	Number of Contracts	Expiration Date	Value	(Depreciation)
Russell 2000 Mini Index Futures	2	September, 2011	145	11

			145	11

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM
Schedule of Investments
August 31, 2011

	Shares		Value
			(000’s)
EQUITY INVESTMENTS - 4.01%
ENERGY- 0.87%
Oil & Gas - 0.87%
Teekay LNG Partners LPA		5,500	$185

FINANCIALS- 1.90%
Real Estate - 1.90%
Annaly Capital Management, Inc.B		9,640	175
Omega Healthcare Investors, Inc.B		12,700	230

			405

TELECOMMUNICATION SERVICES- 1.24%
Diversified Telecommunication Services - 1.24%
Telekom Austria AG		16,700	186
Telekomunikacja Polska S.A.		13,000	78

			264

Total Equity Investments (Cost $896)			854

PREFERRED STOCKS - 2.05% (Cost $520)
INDUSTRIALS- 2.05%
Airlines - 2.05%
Continental Airlines Finance Trust II		13,250	437

	Par Amount
	(000’s)
SOVEREIGN OBLIGATIONS - 4.58%
Mexican Bonos, 7.25%, Due 12/15/2016	MXN	6,000	536
National Bank of Greece S.A., 3.875%, Due 10/7/2016	EUR	500	438

Total Sovereign Obligations (Cost $974)			974

CORPORATE OBLIGATIONS - 78.71%
Finance - 10.06%
CIT Group, Inc.,
7.00%, Due 5/1/2016		$200	199
7.00%, Due 5/2/2016C		400	398
Multiplan, Inc., 9.875%, Due 9/1/2018C		450	457
Nuveen Investments, Inc., 10.50%, Due 11/15/2015		550	531
The Rouse Co. LP, 6.75%, Due 11/9/2015A		550	556

			2,141

Industrials - 66.99%
Alliance HealthCare Services, Inc., 8.00%, Due 12/1/2016		400	326
American Seafoods Group LLC, 10.75%, Due 5/15/2016C D		450	452
ARAMARK Holdings Corp., 8.625%, Due 5/1/2016 C		550	551
Asbury Automotive Group, Inc., 7.625%, Due 3/15/2017		400	395
Avis Budget Car Rental LLC, 9.625%, Due 3/15/2018D		495	506
CoreLogic Inc., 7.25%, Due 6/1/2021C		650	592
Delphi Corp., 6.125%, Due 5/15/2021 C		500	483
Entravision Communications Corp., 8.75%, Due 8/1/2017		500	488
Exopack Holding Corp., 10.00%, Due 6/1/2018C		550	542
Forbes Energy Services Ltd., 9.00%, Due 6/15/2019C		550	524
Goodman Networks, Inc., 12.125%, Due 7/1/2018C		500	493
Harmony Foods Corp., 10.00%, Due 5/1/2016C		600	595
HCA, Inc., 7.50%, Due 2/15/2022		500	495
Healthsouth Corp., 7.75%, Due 9/15/2022		300	300
IMS Health, Inc., 12.50%, Due 3/1/2018 C		650	747
Interactive Network Inc., 14.00%, Due 9/30/2013C		309	316
Kindred Healthcare, Inc., 8.25%, Due 6/1/2019C		750	667
MDC Partners, Inc., 11.00%, Due 11/1/2016		550	592
Merge Healthcare, Inc., 11.75%, Due 5/1/2015		500	529
See accompanying notes

American Beacon SiM High Yield Opportunities FundSM
Schedule of Investments
August 31, 2011

	Par Amount	Value
	(000’s)	(000’s)
MGM Resorts International, 7.50%, Due 6/1/2016	$650	$577
Omnicare, Inc., 7.75%, Due 6/1/2020	400	408
Quality Distribution LLC, 9.875%, Due 11/1/2018D	550	549
Saratoga Resources, Inc., 12.50%, Due 7/1/2016C	500	490
Satmex Escrow SA de CV, 9.50%, Due 5/15/2017 C	650	637
Seagate HDD Cayman, 7.75%, Due 12/15/2018C	500	496
Sonic Automotive, Inc., 9.00%, Due 3/15/2018	300	305
Tenet Healthcare Corp., 8.00%, Due 8/1/2020	600	582
Univision Communications, Inc.,
7.875%, Due 11/1/2020C	200	192
8.50%, Due 5/15/2021C	500	428

		14,257

Utilities - 1.66%
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020 D	350	353

Total Corporate Obligations (Cost $17,582)		16,751

CONVERTIBLE OBLIGATIONS - 4.63%
Convertible Obligations - 4.63%
Live Nation Entertainment, Inc., 2.875%, Due 7/15/2027	550	502
TeleCommunication Systems, Inc., 4.50%, Due 11/1/2014C	525	483

Total Convertible Obligations (Cost $1,014)		985

	Shares
SHORT-TERM INVESTMENTS - 2.59% (Cost $552)
JPMorgan U.S. Government Money Market Fund	552,184	552

TOTAL INVESTMENTS - 96.57% (Cost 21,538)		20,553
OTHER ASSETS, NET OF LIABILITIES - 3.43%		729

TOTAL NET ASSETS - 100.00%		$21,282

Percentages are stated as a percent of net assets.

A	Limited Partnership.

B	REIT/Real Estate Investment Trust.

C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $9,543 or 44.84% of net assets. The Fund has no right to demand registration of these securities.

D	Limited Liability Corporation.
See accompanying notes

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2011

	Par Amount		Value
	(000’s)		(000’s)
CONVERTIBLE OBLIGATIONS - 1.09%
Convertible Obligations - 1.09%
ArcelorMittal, 5.00%, Due 5/15/2014		$100	$113
Seadrill Ltd., 3.375%, Due 10/27/2017		100	111
Shire plc, 2.75%, Due 5/9/2014		100	114

Total Convertible Obligations (Cost $358)			338

CORPORATE OBLIGATIONS - 10.84%
Financials - 6.97%
Asian Development Bank, 2.75%, Due 5/21/2014		500	529
Bank of America Corp., 5.75%, Due 12/1/2017		60	62
BNP Paribas S.A., 1.146%, Due 1/10/2014A		100	97
Citigroup, Inc., 6.125%, Due 5/15/2018		60	66
Danske Bank A/S, 1.299%, Due 4/14/2014A B		200	200
HSBC Bank plc, 3.10%, Due 5/24/2016B		150	152
ING Bank N.V., 1.652%, Due 6/9/2014A B		100	98
JPMorgan Chase & Co., 1.053%, Due 1/24/2014A		200	199
Metinvest BV, 10.25%, Due 5/20/2015B		100	105
Metropolitan Life Global Funding I, 2.625%, Due 12/3/2012		200	207
Morgan Stanley, 5.55%, Due 4/27/2017		60	61
Petronas Global Sukuk Ltd., 4.25%, Due 8/12/2014		100	106
SLM Corp., 0.483%, Due 10/25/2011A		100	100
Standard Chartered plc, 5.50%, Due 11/18/2014B		100	109
The Goldman Sachs Group, Inc., 7.50%, Due 2/15/2019		60	69

			2,160

Industrials - 3.87%
ARAMARK Corp., 8.50%, Due 2/1/2015		80	83
CSN Islands XII Corp., 7.00%, Due 9/29/2049B		100	98
DISH DBS Corp., 6.375%, Due 10/1/2011		143	143
Eli Lilly & Co., 3.55%, Due 3/6/2012		170	173
Ford Motor Credit Co. LLC,
7.25%, Due 10/25/2011D		200	201
7.50%, Due 8/1/2012 D		190	198
HCA, Inc., 6.95%, Due 5/1/2012		200	203
Reynolds Group Issuer Inc., 7.875%, Due 8/15/2019B		100	99

			1,198

Total Corporate Obligations (Cost $3,370)			3,358

SOVEREIGN OBLIGATIONS - 19.14%
Canadian Government International Bond, 2.00%, Due 9/1/2012	CAD	180	186
Hungary Government Bond, 5.50%, Due 2/12/2016	HUF	50,000	252
Indonesia Treasury Bond, 10.00%, Due 9/15/2024	IDR	2,458,000	347
Malaysia Government Bond, 3.702%, Due 2/25/2013	MYR	1,410	477
Mexican Bonos,
10.00%, Due 12/5/2024	MXN	5,700	610
8.50%, Due 5/31/2029	MXN	7,200	674
New Zealand Government Bond, 6.00%, Due 5/15/2021	NZD	315	298
Norway Government Bond, 6.50%, Due 5/15/2013	NOK	2,000	401
Poland Government Bond, 5.25%, Due 10/25/2020	PLN	1,785	608
Republic of Italy, 5.625%, Due 6/15/2012	USD	300	307
South Africa Government Bond, 6.75%, Due 3/31/2021	ZAR	2,200	292
Sweden Government Bond, 3.00%, Due 7/12/2016	SEK	5,800	966
United Kingdom Gilt,
4.50%, Due 3/7/2013	GBP	130	224
4.25%, Due 12/7/2040	GBP	165	287

Total Sovereign Obligations (Cost $5,887)			5,929

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.13%
Adjustable Rate Mortgage Trust, 2.859%, Due 9/25/2035, 2005 5 2A1		113	80
Banc of America Mortgage Securities, Inc., 3.432%, Due 7/20/2032, 2002 G 1A3A		27	24
See accompanying notes

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2011

	Par Amount	Value
	(000’s)	(000’s)
Bear Stearns Adjustable Rate Mortgage Trust,
2.610%, Due 8/25/2033, 2003 5 2A1A	$31	$29
2.788%, Due 8/25/2033, 2003 5 1A1A	74	64
3.443%, Due 11/25/2034, 2004 9 22A1A	22	20
2.56%, Due 10/25/2035, 2005 9 A1A	92	76
Bear Stearns Alt-A Trust,
2.761%, Due 9/25/2034, 2004 9 2A1A	27	19
4.502%, Due 11/25/2036, 2006 6 32A1	150	79
Citigroup Mortgage Loan Trust, Inc.,
2.10%, Due 8/25/2035, 2005 6 A3A	42	38
2.707%, Due 8/25/2035, 2005 3 2A2A	80	72
Countrywide Alternative Loan Trust,
0.668%, Due 8/25/2033, 2003 15T2 A2A	31	28
6.00%, Due 10/25/2033, 2003 J2 A1	53	51
Countrywide Home Loan Mortgage Pass Through Trust, 2.751%, Due 6/25/2033, 2003 27 A1A	84	74
Credit Suisse First Boston Mortgage Securities Corp., 2.653%, Due 9/25/2034, 2004 AR8 2A1A	71	68
First Horizon Asset Securities, Inc., 2.718%, Due 2/25/2034, 2004 AR1 2A1A	94	87
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	6	7
2.259%, Due 6/25/2034, 2004 7 3A1	75	65
5.173%, Due 11/25/2035, 2005 AR7 6A1A	91	84
Structured Adjustable Rate Mortgage Loan Trust,
2.542%, Due 5/25/2034, 2004 5 3A2	99	82
2.533%, Due 7/25/2034, 2004 8 3AA	97	84
Structured Asset Mortgage Investments, Inc., 0.448%, Due 5/25/2045, 2005 AR2 2A1A	143	85
WaMu Mortgage Pass Through Certificates, 2.580%, Due 3/25/2035, 2005 AR3 A1	74	63

Total Non-Agency Mortgage-Backed Obligations (Cost $1,228)		1,279

U.S. TREASURY OBLIGATIONS - 13.36%
U.S. Treasury Bonds - 1.69%
4.375%, Due 5/15/2040	100	114
4.25%, Due 11/15/2040	160	179
4.375%, Due 5/15/2041	200	230

		523

U.S. Treasury Notes - 11.67%
1.125%, Due 1/15/2012	500	502
1.375%, Due 5/15/2012	220	222
1.375%, Due 2/15/2013	500	509
0.75%, Due 9/15/2013	500	505
2.00%, Due 7/15/2014 C	359	390
1.625%, Due 1/15/2015 C	118	128
1.50%, Due 7/31/2016	600	617
2.625%, Due 8/15/2020	200	210
3.125%, Due 5/15/2021	400	433
2.125%, Due 8/15/2021	100	99

		3,615

Total U.S. Treasury Obligations (Cost $4,053)		4,138

Shares
SHORT-TERM INVESTMENTS - 49.49%
Investment Company - 23.66%
JPMorgan U.S. Government Money Market Fund	7,327,051	7,327

	Par Amount
	(000’s)
U.S. Treasury Bills - 24.54%
United States Treasury Bill, 0.01%, Due 1/12/2012	$3,600	3,600
United States Treasury Bill, 0.01%, Due 10/6/2011	4,000	4,000
Repurchase Agreement - 1.29%
Barclays Capital, Inc. Repurchase Agreement, 0.07%, Due 9/1/2011 (Collateralized by a U.S. Treasury Inflation Protected Security valued at $400,000, 0.125%, 4/15/2016)	400	400
See accompanying notes

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2011

Value
(000’s)
Total Short-Term Investments (Cost 15,326)	15,327

TOTAL INVESTMENTS - 98.05% (Cost 30,022)	30,369
OTHER ASSETS, NET OF LIABILITIES - 1.95%	601

TOTAL NET ASSETS - 100.00%	$30,970

Percentages are stated as a percent of net assets.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

B	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $861 or 2.78% of net assets. The Fund has no right to demand registration of these securities

C	Inflation-Indexed Note.

D	Limited Liability Corporation.
Futures Contracts

				Unrealized
	Number of		Contract	Appreciation/
	Contracts	Expiration Date	Value	(Depreciation)
90 Day Australia Bank Bill Futures	8	June, 2012	$8,469,948	$1,862
5 Year U.S. Treasury Note Futures.	2	December, 2011	244,360	281
10 Year U.S. Treasury Note Futures	5	December, 2011	645,050	1,172

			$9,359,358	$3,315

Credit Default Written Swaptions

		Buy/Sell	Exercise		Notional	Premium	Market
Description	Counterparty	Protection	Rate	Expiration Date	Amount	Received	Value
Put — OTC CDX.NA.IG-16 5-year Index	BOA	Sell	1.800%	12/21/2011	$200,000	$(800)	$(638)
Put — OTC CDX.NA.IG-16 5-year Index	GSI	Sell	1.600%	10/19/2011	200,000	(780)	(290)

						$(1,580)	$(929)

Interest Rate Swaps

Pay/								Upfront
Receive								Premiums	Unrealized
Floating	Floating Rate	Fixed	Maturity			Notional	Market	Paid/	Appreciation/
Rate	Index	Rate	Date	Counterparty	Curr	Amount	Value	(Received)	Depreciation
Receive	3-Month USD-LIBOR	4.000%	12/21/2031	BOA	USD	150,000	$(19,627)	$(4,530)	$(15,097)
Receive	3-Month USD-LIBOR	4.000%	12/21/2031	CSI	USD	300,000	(42,750)	(42,750)	—
Pay	6-Month AUD-BBSW	5.750%	12/15/2021	CITI	AUD	200,000	9,358	1,319	8,039
Pay	1-Day BRL-CDI	12.160%	1/2/2014	CSI	BRL	1,290,032	20,071	—	20,071
Pay	1-Day BRL-CDI	11.630%	1/2/2014	BOA	BRL	770,376	6,082	—	6,082
Pay	1-Day BRL-CDI	12.485%	1/2/2014	BOA	BRL	2,464,854	50,158	(1,906)	52,064
Pay	6-Month GBP-LIBOR	3.000%	3/21/2022	BOA	GBP	300,000	(4,794)	(4,808)	15

							$18,499	$(52,676)	$71,174

See accompanying notes

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2011
Credit Default Swaps on Credit Indices — Buy Protection (1)

						Upfront Premiums	Unrealized
		Fixed Deal (Pay)		Notional		Paid/	Appreciation/
Index/Tranches	Counterparty	Rate	Maturity Date	Amount(4)	Value(5)	(Received)	Depreciation

CDX.IG-16 5-Year Index	BOA	-1.000%	6/20/2016	$100,000	$696	$1,000	$(305)
CDX.IG-16 5-Year Index	GSI	-1.000%	6/20/2016	100,000	696	1,273	(577)

					$1,392	$2,273	$(881)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (2)

				Implied			Upfront	Unrealized
	(Receive)			Credit Spread	Notional		Premiums	Appreciation/
Index/Tranches	Counterparty	Fixed Deal Rate	Maturity Date	at 8/31/2011 (3)	Amount (4)	Value	Paid/ (Received)	Depreciation

France Government Bond	GSI	0.250%	9/20/2016	1.539%	$100,000	$(6,122)	$(6,002)	$(120)
France Government Bond	CSI	0.250%	9/20/2016	1.539%	100,000	(6,122)	(5,980)	(142)

						$(12,244)	$(11,982)	$(262)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occuring as defined under the terms of the agreement.
Foreign Currency Contracts

							Net Unrealized
		Principal Amount			Unrealized	Unrealized	Appreciation/
Type	Currency	Covered by Contract	Settlement Date	Counterparty	Appreciation	(Depreciation)	(Depreciation)

Sell	AUD	5,000	9/29/2011	GSI	$—	$(63)	$(63)
Sell	AUD	372,000	10/12/2011	HSBC	126	—	126
Sell	AUD	551,000	10/12/2011	CITI	1,666	—	1,666
Sell	BRL	103,744	11/3/2011	CITI	—	(475)	(475)
Sell	CHF	422,000	10/14/2011	HSBC	—	(24,753)	(24,753)
Sell	CHF	333,000	10/18/2011	CITI	17,336	—	17,336
Buy	CNY	178,136	11/4/2011	CITI	—	(27)	(27)
Buy	CNY	2,587,000	1/17/2012	CITI	5,293	—	5,293
Buy	CNY	843,500	4/7/2016	CITI	2,253	—	2,253
Sell	EUR	295,000	10/19/2011	CITI	—	(851)	(851)
Sell	EUR	1,716,000	11/3/2011	CITI	377	—	377
Buy	GBP	92,000	9/13/2011	CITI	—	(515)	(515)
Sell	GBP	68,000	9/13/2011	CITI	1,210	—	1,210
Buy	GBP	329,000	12/1/2011	HSBC	—	(3,899)	(3,899)
See accompanying notes

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2011

							Net Unrealized
		Principal Amount			Unrealized	Unrealized	Appreciation/
Type	Currency	Covered by Contract	Settlement Date	Counterparty	Appreciation	(Depreciation)	(Depreciation)

Buy	INR	1,193,500,000	10/31/2011	BOA	—	(881)	(881)
Buy	INR	6,235,600	11/18/2011	BOA	—	(5,315)	(5,315)
Sell	JPY	27,401,000	10/17/2011	CITI	—	(6,904)	(6,904)
Sell	JPY	5,755,000	10/17/2011	CITI	107	—	107
Sell	JPY	200,000,000	11/8/2011	CITI	—	(9,462)	(9,462)
Buy	KRW	147,952,000	11/14/2011	BOA	—	(1,912)	(1,912)
Buy	KRW	30,128,000	11/14/2011	CITI	119	—	119
Buy	KRW	489,000,000	11/30/2011	HSBC	6,084	—	6,084
Buy	MXN	1,642,038	11/18/2011	CITI	—	(7,747)	(7,747)
Sell	MXN	6,137,869	11/18/2011	BCLY	22,458	—	22,458
Buy	MYR	414,400	11/10/2011	BOA	—	(1,663)	(1,663)
Buy	MYR	86,536	11/10/2011	CITI	—	(112)	(112)
Sell	NOK	541,000	10/11/2011	HSBC	—	(950)	(950)
Sell	NOK	1,540,000	10/11/2011	CITI	—	(9,133)	(9,133)
Sell	NZD	820,000	9/12/2011	CITI	—	(20,056)	(20,056)
Buy	PHP	5,936,000	3/15/2012	BOA	—	(197)	(197)
Buy	PHP	1,271,400	3/15/2012	CITI	—	(56)	(56)
Buy	SEK	1,087,000	9/8/2011	CITI	4,814	—	4,814
Sell	SEK	6,089,000	9/8/2011	CITI	—	(19,639)	(19,639)
Buy	SGD	168,407	9/9/2011	BOA	—	(158)	(158)
Buy	SGD	34,875	9/9/2011	CITI	—	(40)	(40)
Sell	SGD	203,282	9/9/2011	CITI	—	(355)	(355)
Buy	SGD	244,000	9/26/2011	HSBC	1,059	—	1,059
Buy	SGD	203,282	12/9/2011	CITI	348	—	348
Buy	TRY	653,000	10/14/2011	MSC	—	(17,864)	(17,864)
Buy	TWD	3,981,600	1/11/2012	BOA	—	(2,338)	(2,338)
Buy	TWD	826,790	1/11/2012	CITI	—	(414)	(414)

					$63,250	$(135,779)	$(72,529)

Counterparty Abbreviations:

BCLY	Barclays Capital	GSI	Goldman Sachs International
BOA	Bank of America, N.A.	HSBC	HSBC Bank USA
CITI	Citibank, N.A.	MSC	Morgan Stanley Capital
CSI	Credit Suisse International

Currency Abbreviations:

AUD	Australian Dollar	INR	Indian Rupee	PLN	Poland Zloty
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	KRW	South Korean Won	SGD	Singapore Dollar
CHF	Swiss Franc	MXN	Mexico Peso	TRY	Turkish New Lira
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD	US Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HUF	Hungarian Forint	PHP	Philippine Peso

Other Abbreviations:

BBSW	Australian Financial Markets Associations Bank-Bill Reference Rate
CDI	Brazil Interbank Deposit Rate
LIBOR	London Interbank Offer Rate
See accompanying notes

American Beacon Funds
Statements of Assets and Liabilities
August 31, 2011 (in thousands, except share and per share amounts)

				SiM High
	Zebra Large	Zebra Small	Evercore	Yield
	Cap Equity	Cap Equity	Small Cap	Opportunities	Flexible
	Fund	Fund	Equity Fund	Fund	Bond Fund
Assets:
Investments in unaffiliated securities, at value A	$14,283	$6,504	$2,433	$20,553	$30,369
Cash	—	—	—	—	198
Foreign currency, at value B	—	—	—	35	27
Deposit with brokers for futures contracts	64	50	17	—	27
Receivable for investments sold	—	10	112	—	989
Dividends and interest receivable	32	9	—	463	156
Receivable for fund shares sold	39	4	—	698	380
Receivable for tax reclaims	—	—	—	1	6
Receivable for expense reimbursement (Note 2)	38	20	4	14	66
Receivable for variation margin on open futures contracts	10	2	1	—	3
Prepaid expenses	89	84	43	57	122
Swap premium paid	—	—	—	—	4
Unrealized appreciation of swap agreements	—	—	—	—	86
Unrealized appreciation of foreign currency contracts	—	—	—	—	63

Total assets	14,555	6,683	2,610	21,821	32,496

Liabilities:
Payable for investments purchased	—	—	48	478	1,239
Payable for fund shares redeemed	—	—	—	3	—
Dividends payable	—	—	—	32	—
Management and investment advisory fees payable (Note 2)	9	8	3	8	23
Administrative service and service fees payable (Note 2)	8	3	—	9	8
Professional fees payable	25	23	26	6	35
Prospectus and shareholder reports	—	—	—	2	1
Other liabilities	2	—	3	1	1
Written swaptions outstanding	—	—	—	—	1
Swap premium received	—	—	—	—	66
Unrealized depreciation of swap agreements	—	—	—	—	16
Unrealized depreciation on foreign currency contracts	—	—	—	—	136

Total liabilities	44	34	80	539	1,526

Net Assets	$14,511	$6,649	$2,530	$21,282	$30,970

Analysis of Net Assets:
Paid-in-capital	15,025	6,843	2,581	22,357	30,755
Undistributed net investment income	64	18	—	4	72
Accumulated net realized gain (loss)	1	165	181	(94)	(5)
Unrealized appreciation (depreciation) of investments, futures contracts, foreign currency, translations, written swaptions, and swap agreements	(579)	(377)	(232)	(985)	148

Net assets	$14,511	$6,649	$2,530	$21,282	$30,970

Shares outstanding (no par value):
Institutional Class	155,019	117,307	226,720	1,044,988	2,796,496

Y Class	66,308	22,409	4,772	40,133	14,367

Investor Class	360,790	195,070	2,739	521,694	27,516

Retirement Class	101	101	N/A	N/A	N/A

A Class	638,743	216,550	2,484	524,152	205,035

C Class	38,115	36,506	6,157	131,503	37,686

Net asset value, offering and redemption price per share:
Institutional Class	$11.46	$11.30	$10.42	$9.42	$10.05

Y Class	$11.58	$11.36	$10.41	$9.41	$10.05

Investor Class	$11.53	$11.31	$10.38	$9.38	$10.07

Retirement Class	$11.49	$11.26	N/A	N/A	N/A

A Class (net asset value and redemption price)	$11.54	$11.32	$10.35	$9.41	$10.06

A Class (offering price)	$12.24	$12.01	$10.98	$9.88	$10.56

C Class	$11.46	$11.24	$10.30	$9.42	$10.09

A Cost of investments in unaffiliated securities	$14,866	$6,894	$2,675	$21,538	$30,022

B Cost of foreign currency	$—	$—	$—	$35	$26
See accompanying notes

American Beacon Funds
Statement of Operations
Year Ended August 31, 2011, except as indicated (in thousands)

				SiM High
	Zebra Large	Zebra Small	Evercore	Yield
	Cap Equity	Cap Equity	Small Cap	Opportunities	Flexible
	Fund	Fund	Equity FundC	FundD	Bond FundE
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$158	$101	$18	$50	$—
Interest income	—	—	—	499	48

Total investment income	158	101	18	549	48

Expenses:
Management and investment advisory fees (Note 2)	27	30	14	35	24
Administrative service fees (Note 2):
Institutional Class	4	4	7	15	12
Y Class	2	2	—	—	—
Investor Class	6	5	—	2	—
A Class	13	5	—	3	—
C Class	1	1	—	2	—
Transfer agent fees:
Institutional Class	2	2	3	1	—
Y Class	2	2	2	2	1
Investor Class	2	2	2	1	1
Retirement Class	2	2	—	—	—
A Class	2	2	2	1	1
C Class	2	2	1	2	1
Custody and fund accounting fees	12	11	17	—	—
Professional fees	36	39	71	55	91
Registration fees and expenses	24	24	84	48	12
Service fees (Note 2):
Y Class	—	1	—	—	—
Investor Class	7	6	—	3	—
A Class	5	2	—	1	—
C Class	—	—	—	1	—
Distribution fees (Note 2):
A Class	8	3	—	2	—
C Class	2	3	—	4	—
Prospectus and shareholder reports	11	13	7	13	1
Trustee feesF	—	—	—	—	—
Other expenses	5	8	7	5	2

Total expenses	175	169	217	196	146

Net (fees waived and expenses reimbursed) (Note 2)	(94)	(101)	(193)	(126)	(146)

Net expenses	81	68	24	70	—

Net investment income	77	33	(6)	479	48

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from: B
Investments	105	128	224	(102)	172
Foreign currency transactions	—	—	—	3	(168)
Futures contracts, written swaptions, and swap agreements	(76)	44	(22)	—	43
Change in net unrealized appreciation or depreciation of:
Investments	(587)	(349)	(242)	(968)	287
Foreign currency translations	—	—	—	(17)	(143)
Futures contracts, written swaptions, and swap agreements	4	14	11	—	4

Net gain (loss) on investments	(554)	(163)	(29)	(1,084)	193

Net increase (decrease) in net assets resulting from operations	$(477)	$(130)	$(35)	$(605)	$243

A Foreign taxes	$4	$—	$—	$3	$4

B Net of foreign withholding taxes on capital gains	$—	$—	$—	$—	$—

C	The Evercore Small Cap Equity Fund commenced operations on September 1, 2010 (since inception).

D	The SiM High Yield Opportunities Fund commenced operations on February 14, 2011 (since inception).

E	The Flexible Bond Fund commenced operations on July 5, 2011 (since inception).

F	Amounts are less than $500 but greater than $0.
See accompanying notes

American Beacon Funds
Statement of Changes in Net Assets (in thousands)

						SiM High
					Evercore Small	Yield
					Cap Equity	Opportunities	Flexible
	Zebra Large Cap Equity Fund		Zebra Small Cap Equity Fund		Fund	Fund	Bond Fund
					From	From
	Year	From	Year	From	September 1,	February 14	From
	Ended	June 1 to	Ended	June 1 to	2010	to	July 5 to
	August 31,	August 31,	August 31,	August 31,	to August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2011	2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$77	$5	$33	$3	$(6)	$479	$48
Net realized gain (loss) on investments, futures contracts, foreign currency transactions, written swaptions and swap agreements	29	—	172	—	202	(99)	47
Change in net unrealized appreciation or depreciation of investments, futures contracts, foreign currency translations, written swaptions and swap agreements	(583)	4	(335)	(41)	(231)	(985)	148

Net increase (decrease) in net assets resulting from operations	(477)	9	(130)	(38)	(35)	(605)	243

Distributions to Shareholders:
Net investment income:
Institutional Class	(7)	—	(6)	—	(2)	(336)	(27)
Y Class	(2)	—	(1)	—	—	(4)	—
Investor Class	(5)	—	(4)	—	—	(53)	—
A Class	(2)	—	(1)	—	—	(55)	(1)
C Class	—	—	—	—	—	(22)	—
Net realized gain on investments:
Institutional Class	(4)	—	(3)	—	(14)	—	—
Y Class	(5)	—	(2)	—	—	—	—
Investor Class	(11)	—	(6)	—	—	—	—
A Class	(9)	—	(3)	—	—	—	—
C Class	(1)	—	(1)	—	—	—	—
Tax Basis Return of capital:
Institutional Class	—	—	—	—	—	(6)	(23)
Y Class	—	—	—	—	—	—	—
Investor Class	—	—	—	—	—	(1)	—
A Class	—	—	—	—	—	—	—
C Class	—	—	—	—	—	(1)	—

Net distributions to shareholders	(46)	—	(27)	—	(16)	(478)	(51)

Capital Share Transactions:
Proceeds from sales of shares	16,750	196	8,789	24	2,761	22,181	30,739
Reinvestment of dividends and distributions	41	—	26	—	16	384	51
Cost of shares redeemed	(2,962)	—	(2,995)	—	(200)	(4,201)	(17)
Redemption fees	—	—	—	—	—	1	—

Net increase in net assets from capital share transactions	13,829	196	5,820	24	2,577	18,365	30,773

Net increase (decrease) in net assets	13,306	205	5,663	(14)	2,526	17,282	30,965

Net Assets:
Beginning of period	1,205	1,000	986	1,000	4	4,000	5

End of Period *	$14,511	$1,205	$6,649	$986	$2,530	$21,282	$30,970

* Includes undistributed net investment income (loss) of	$64	$5	$18	$3	$—	$4	$72

See accompanying notes

American Beacon Funds
Notes to Financial Statements
August 31, 2011
1. Organization and Significant Accounting Policies
     American Beacon Funds (the “Trust”), which is comprised of 20 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Zebra Large Cap Equity Fund, the American Beacon Zebra Small Cap Equity Fund, the American Beacon Evercore Small Cap Equity Fund, the American Beacon SiM High Yield Opportunities Fund, and the American Beacon Flexible Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.
     American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
Class Disclosure
     September 1, 2010 is the inception date for all classes of the Evercore Small Cap Equity Fund and Class C of the Zebra Large Cap Equity and Zebra Small Cap Equity Funds. February 14, 2011 is the inception date for all classes of the SiM High Yield Opportunities Fund and July 5, 2011 is the inception date for all classes of the Flexible Bond Fund.
     Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	Individual investors investing directly or through an intermediary

Retirement Class	Investors investing through retirement plans

A Class	General public and investors investing through an intermediary with applicable sales charges

C Class	General public and investors investing through an intermediary with applicable sales charges
     Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees and distribution fees and vary amongst the classes as described more fully in Note 2.
New Accounting Pronouncements
     In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitles and obligates a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.
     In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after

American Beacon Funds
Notes to Financial Statements
August 31, 2011
December 15, 2011.
     At this time, management is evaluating the implications of these changes and their impact on the financial statements has not been determined.
2. Transactions with Affiliates
Management Agreement
     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives 0.40% of the average daily net assets from the Zebra Large Cap Equity Fund, 0.60% of the average daily net assets from the Zebra Small Cap Equity Fund, 0.50%-0.60% of the daily net assets from the Evercore Small Cap Equity Fund, 0.35%-0.50% of the average daily net assets from the SiM High Yield Opportunities Fund and 0.52%-0.65% of the average daily net assets of the Flexible Bond Fund. Investment advisory services are paid from the fees earned by the Manager. Management fees for the period ended August 31, 2011 were as follows (dollars in thousands):

			Net Amounts
	Management	Amounts paid to	Retained by
Fund	Fee	Investment Advisors	Manager
Zebra Large Cap Equity	$27	$24	$3
Zebra Small Cap Equity	30	27	3
Evercore Small Cap Equity	14	13	1
SiM High Yield Opportunities	35	32	3
Flexible Bond Fund	24	22	2
Administrative Services Agreement
     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Retirement Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds. Expenses for the Retirement Classes for the period ended August 31, 2011 were less than $500.
Distribution Plans
     The Funds, except for the Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of the Funds’ shares.
     Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Retirement, A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes, 0.50% of the average daily net assets of the Retirement Classes, and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Expenses for the Retirement Classes for the period ended August 31, 2011 were less than $500.

American Beacon Funds
Notes to Financial Statements
August 31, 2011
Service Plans
     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Retirement Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Expenses for the Retirement Classes for the period ended August 31, 2011 were less than $500.
Interfund Lending Program
     Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended August 31, 2011, the Zebra Small Cap Equity Fund borrowed from the American Beacon Money Market Select Fund on average $150,547 for 7 days at an average rate of 0.79% with interest charges of $23.
Expense Reimbursement Plan
     The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the period ended August 31, 2011, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Waived or Reimbursed Expenses
Zebra Large Cap Equity	Institutional	0.79%	$20,396
Zebra Large Cap Equity	Y	0.89%	10,219
Zebra Large Cap Equity	Investor	1.17%	25,368
Zebra Large Cap Equity	Retirement	1.54%	1,691
Zebra Large Cap Equity	A	1.29%	32,686
Zebra Large Cap Equity	C	2.04%	3,530
Zebra Small Cap Equity	Institutional	0.99%	26,356
Zebra Small Cap Equity	Y	1.09%	12,015
Zebra Small Cap Equity	Investor	1.37%	31,250
Zebra Small Cap Equity	Retirement	1.74%	1,688
Zebra Small Cap Equity	A	1.49%	23,502
Zebra Small Cap Equity	C	2.24%	5,926
Evercore Small Cap Equity	Institutional	0.99%	177,131
Evercore Small Cap Equity	Y	1.09%	2,153
Evercore Small Cap Equity	Investor	1.36%	3,365
Evercore Small Cap Equity	A	1.49%	7,622
Evercore Small Cap Equity	C	2.24%	2,770
SiM High Yield Opportunities	Institutional	0.84%	90,086
SiM High Yield Opportunities	Y	0.94%	2,428
SiM High Yield Opportunities	Investor	1.22%	12,829
SiM High Yield Opportunities	A	1.34%	13,788
SiM High Yield Opportunities	C	2.09%	7,332
Flexible Bond	Institutional	0.90%	138,530
Flexible Bond	Y	0.99%	901
Flexible Bond	Investor	1.27%	1,334
Flexible Bond	A	1.39%	4,078
Flexible Bond	C	2.14%	1,373
     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2014. The carryover of excess expenses potentially

American Beacon Funds
Notes to Financial Statements
August 31, 2011
reimbursable to the Manager but not recorded as a liability for the Zebra Large Cap Equity and Zebra Small Cap Equity are $45,286 and $45,137 expiring in 2013, respectively. The Evercore Small Cap Equity, SiM High Yield Opportunities, and Flexible Bond Funds did not have carryover expenses from the prior year since their inception was during the current fiscal year. The Funds have not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.
3. Security Valuation and Fair Value Measurements
     Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.
     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.
     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.
     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).
     Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities
     Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.
     For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

American Beacon Funds
Notes to Financial Statements
August 31, 2011
Security Transactions and Investment Income
     Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
Currency Translation
     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.
Dividends to Shareholders
     Dividends from net investment income of the Zebra Large Cap Equity, Zebra Small Cap Equity and Evercore Small Cap Equity Funds normally will be declared and paid at least annually. Dividends from net investment income for the SiM High Yield Opportunities and Flexible Bond Funds will be declared daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
Commission Recapture
     The Funds, except for SiM High Yield Opportunities and Flexible Bond Fund, have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable. For the period ended August 31, 2011 the Funds did not have any commission recapture.
Allocation of Income, Expenses, Gains, and Losses
     Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Redemption Fees
     The SiM High Yield Opportunities Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund prorata based on their respective net assets.

American Beacon Funds
Notes to Financial Statements
August 31, 2011
Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
Other
     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.
Valuation Inputs
     Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 —	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
Level 1 and Level 2 trading assets and trading liabilities, at fair value.
     Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
     Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.
     Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
     Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or

American Beacon Funds
Notes to Financial Statements
August 31, 2011
settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
     Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.
     Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Level 3 trading assets and trading liabilities, at fair value.
     The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:
     Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.
     Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
     The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

American Beacon Funds
Notes to Financial Statements
August 31, 2011
     When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.
     For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.
     The Funds’ investments are summarized by level based on the inputs used to determine their values. As of August 31, 2011, the investments were classified as described below: (in thousands)

Zebra Large Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity Investments	$13,325	$—	$—	$13,325
Short Term Investments	958	—	—	958

Total Investments in Securities	$14,283	$—	$—	$14,283

Futures Contracts	4	—	—	4

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity Investments	$6,105	$—	$—	$6,105
Short Term Investments	399	—	—	399

Total Investments in Securities	$6,504	$—	$—	$6,504

Futures Contracts	14			14

Evercore Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Common Stock	$2,251	$—	$—	$2,251
Short Term Investments	182	—	—	182

Total Investments in Securities	$2,433	$—	$—	$2,433

Futures Contracts	11			11

SiM High Yield Opportunites Fund	Level 1	Level 2	Level 3	Total
Equity Investments	$854	$—	$—	$854
Preferred Stock	—	437	—	437
Convertible Obligations	—	985	—	985
Corporate Obligations	—	16,751	—	16,751
Sovereign Obligations	438	536	—	974
Short Term Investments	552	—	—	552

Total Investments in Securities	$1,844	$18,709	$—	$20,553

American Beacon Funds
Notes to Financial Statements
August 31, 2011

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Convertible Obligations	$—	$338	$—	$338
Corporate Obligations	—	3,358	—	3,358
Sovereign Obligations	3,854	2,075	—	5,929
Non-Agency Mortgage-Back Obligations	—	1,279	—	1,279
U.S. Treasury Obligations	—	4,138	—	4,138
Short Term Investments	7,327	8,000	—	15,327

Total Investments in Securities	$11,180	$19,189	$—	$30,369

Financial derivative instruments-assets*	Level 1	Level 2	Level 3	Total
Equity Contracts	$3	$—	$—	$3
Foreign exchange contracts	63	—	—	63
Interest rate contracts	—	86	—	86

	$66	$86	$—	$152

Financial derivative instruments-liabilities*	Level 1	Level 2	Level 3	Total
Credit Contracts	$—	$(2)	$—	$(2)
Foreign exchange contracts	(136)	—	—	(136)
Interest rate contracts	—	(15)	—	(15)

	$(136)	$(17)	$—	$(153)

*	Financial derivative instruments may include open futures contracts, swaps agreements, written swaptions, and foreign currency contracts.
     The end of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. As of August 31, 2011, there were no significant transfers into or out of any level.
4. Securities and other Investments
Repurchase Agreements
     Under the terms of a repurchase agreement, securities are acquired by the Fund from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by government securities. All collateral is valued at cost, which approximates market value and is held at the custodian bank. The collateral is monitored daily by the Investment Advisor from reports provided by the custody bank to make the determination that the collateral’s market value exceeds the carrying value of the repurchase agreement plus accrued interest.
   Inflation-Indexed Bonds
     Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
   Payment In-Kind Securities
     Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized

American Beacon Funds
Notes to Financial Statements
August 31, 2011
appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.
   Restricted Securities
     Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended August 31, 2011 are disclosed in the Notes to the Schedules of Investments.
   High-Yield Securities
     Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.
5. Financial Derivative Instruments
   Options Contracts
     Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase a Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease a Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When a Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.
     Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease a Fund’s exposure to unfavorable movements of the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

American Beacon Funds
Notes to Financial Statements
August 31, 2011
purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.
   Swap Agreements
     Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
     Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Manager pursuant to procedures approved by the Board.
     Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
     Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
     A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.
   Credit Default Swap Agreements
     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure up to the notional amount of the swap.
     If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that

American Beacon Funds
Notes to Financial Statements
August 31, 2011
particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
     Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
     Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.
     Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps

American Beacon Funds
Notes to Financial Statements
August 31, 2011
on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
     Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
     The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
   Interest Rate Swap Agreements
     Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the SiM High Yield Opportunities and Flexible Bond Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, these Funds may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) cancellable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money market indices.
   Forward Foreign Currency Contracts
     The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

American Beacon Funds
Notes to Financial Statements
August 31, 2011
Futures Contracts
     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.
     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.
Zebra Large Cap Equity Fund
Values of Derivative Instruments not accounted for as hedging instruments as of August 31, 2011

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of investments, futures contracts, foreign currency translations, written swaptions, and swap agreements	Equity Contracts*	$4
Effect of derivative instruments not accounted for as hedging instruments during the year ended August 31, 2011

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts, written swaptions, and swap agreements	Equity Contracts	$(76)
Change in net unrealized appreciation or depreciation of futures contracts, written swaptions, and swap agreements	Equity Contracts	4
Zebra Small Cap Equity Fund
Values of Derivative Instruments not accounted for as hedging instruments as of August 31, 2011

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of investments, futures contracts, foreign currency translations, written swaptions, and swap agreements	Equity Contracts*	$14
Effect of derivative instruments not accounted for as hedging instruments during the year ended August 31, 2011

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts, written swaptions, and swap agreements	Equity Contracts	$44
Change in net unrealized appreciation or depreciation of futures contracts, written swaptions, and swap agreements	Equity Contracts	14
Evercore Small Cap Equity Fund
Values of Derivative Instruments not accounted for as hedging instruments as of August 31, 2011

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of investments, futures contracts, foreign currency translations, written swaptions, and swap agreements	Equity Contracts*	$11
Effect of derivative instruments not accounted for as hedging instruments during the year ended August 31, 2011

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts, written swaptions, and swap agreements	Equity Contracts	$(22)
Change in net unrealized appreciation or depreciation of futures contracts, written swaptions, and swap agreements	Equity Contracts	11

American Beacon Funds
Notes to Financial Statements
August 31, 2011

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
     The following is a summary of the fair valuations of the Flexible Bond Fund’s derivative instruments categorized by risk exposure(1)(3):
Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2011 (in thousands):

	Derivatives not accounted for as hedging instruments
		Foreign exchange	Interest rate
	Credit contracts	contracts	contracts	Equity contracts	Total
Assets:
Receivable for variation margin on open futures contracts (2)	$—	$—	$—	$3	$3
Unrealized appreciation of foreign currency contracts	—	63	—	—	63
Unrealized appreciation of swap agreements	—	—	86	—	86

	$—	$63	$86	$3	$152

	Derivatives not accounted for as hedging instruments
		Foreign exchange	Interest rate
	Credit contracts	contracts	contracts	Equity contracts	Total
Liabilities:
Written swaptions outstanding	$(1)	$—	$—	$—	$(1)
Unrealized depreciation on foreign currency contracts	—	(136)	—	—	(136)
Unrealized depreciation on swap agreements	(1)	—	(15)	—	(16)

	$(2)	$(136)	$(15)	$—	$(153)

The effect of financial derivative instruments on the Statement of Operations for the period ended August 31, 2011 (in thousands):

	Derivatives not accounted for as hedging instruments
		Foreign exchange	Interest rate
	Credit contracts	contracts	contracts	Total
Realized gain (loss) on derivatives recognized as a result from operations:
Net realized gain (loss) from futures contracts, written swaptions, and swap agreements	$—	$—	$43	$43
Net realized gain (loss) from foreign currency transactions	—	(168)	—	(168)

	$—	$(168)	$43	$(125)

Net change in unrealized appreciation (depreciation) on derivatives recognized as a result from operations:
Change in net unrealized appreciation or depreciation of futures contracts, written swaptions and swap agreements	$—	$—	$4	$4

(1)	See Note 3 in the Notes to Financial Statements for additional information.

(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $3 as reported in the Notes to the Schedule of Investments.

(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.
6. Principal Risks
     In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.
Market Risks
     A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

American Beacon Funds
Notes to Financial Statements
August 31, 2011
     Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.
     If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
     The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
   Credit and Counterparty Risks
     A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
     Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. American Beacon Advisors, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the American Beacon Advisors Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.
     All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

American Beacon Funds
Notes to Financial Statements
August 31, 2011
     A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.
     Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.
     Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.
     International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.
7. Federal Income and Excise Taxes
     It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.
     The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2010 and August 31, 2011 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.
     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the

American Beacon Funds
Notes to Financial Statements
August 31, 2011
accompanying financial statements.
     The tax character of distributions paid during the fiscal periods ended August 31, 2011 and August 31, 2010 are as follows:

	Zebra Large Cap Equity		Zebra Small Cap Equity
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Distributions paid from:
Ordinary income*
Institutional Class	$11	$—	$9	$—
Y Class	7	—	3	—
Investor Class	16	—	10	—
Retirement Class	—	—	—	—
A Class	11	—	4	—
C Class	1	—	1	—

Total distributions paid	$46	$—	$27	$—

	Evercore Small	SiM High Yield
	Cap Equity	Opportunities	Flexible Bond
	Period Ended	Period Ended	Period Ended
	August 31, 2011	August 31, 2011	August 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$16	$336	$27
Y Class	—	4	—
Investor Class	—	53	—
A Class	—	55	1
C Class	—	22	—
Tax Basis Return of Capital:
Institutional Class	—	6	23
Y Class	—	—	—
Investor Class	—	1	—
A Class	—	—	—
C Class	—	1	—

Total distributions paid	$16	$478	$51

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
     As of August 31, 2011, the components of distributable earnings on a tax basis were as follows (in thousands):

	Zebra Large Cap	Zebra Small Cap	Evercore Small Cap	SiM High Yield	Flexible
	Equity	Equity	Equity	Opportunites	Bond
Cost basis of investments for federal income tax purposes	$14,867	$6,921	$2,693	$21,530	$30,221
Unrealized appreciation	408	313	127	33	222
Unrealized depreciation	(992)	(730)	(387)	(1,010)	(75)

Net unrealized appreciation/(depreciation)	(584)	(417)	(260)	(977)	147
Undistributed ordinary income	60	86	216	—	—
Undistributed long-term gain/(loss)	10	137	(7)	(98)	—
Other temporary differences	—	—	—	—	68

Distributable earnings	$(514)	$(194)	$(51)	$(1,075)	$215

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the realization for tax purposes of unrealized gain/(losses) on investments in passive foreign investment companies, and the reclassification of income from real estate investment securities, royalty trusts, and publicly traded partnerships.
     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between

American Beacon Funds
Notes to Financial Statements
August 31, 2011
book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.
     Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains/(losses) from sale of investments in passive foreign investment companies, reclassifications of income from real estate investment securities, publicly traded partnerships, and royalty trusts, dividend reclasses, and tax basis return of capital that have been reclassified as of August 31 2011 (in thousands):

	Zebra Large Cap	Zebra Small Cap	Evercore Small Cap	SiM High Yield
	Equity	Equity	Equity	Opportunities	Flexible Bond
Paid-in-capital	—	(1)	—	—	—
Undistributed net investment income	(2)	(6)	8	(5)	52
Accumulated net realized gain (loss)	2	8	(7)	5	(52)
Unrealized appreciation (depreciation) of investments, futures contracts, foreign currency, written options, and swap agreements	—	(1)	(1)	—	—
     Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At August 31, 2011, the Funds had approximate net capital loss carryforwards as follows:

No expiration
SiM High Yield Opportunities	$94,259
     As of August 31, 2011, the Zebra Large Cap Equity Fund utilized $160 of capital loss carryforward.
     With respect to the SiM High Yield Opportunities Fund and Flexible Bond Fund, capital losses generated during the fiscal year ending August 31, 2011 will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective or taxable years beginning after the enactment date of the Act, if capital losses are not reduced by capital gains during the fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained.
     Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses have been deferred until the first day of the next taxable year. At August 31, 2011, the Funds had approximate post-October currency and capital losses as follows (in thousands):

Evercore Small Cap Equity Fund	$7,005	Capital loss
SiM High Yield Opportunities Fund	3,741	Currency loss
8. Investment Transactions
     The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the period ended August 31, 2011 were (in thousands)

	Purchases	Sales
Zebra Large Cap Equity Fund	$14,446	$1,632
Zebra Small Cap Equity Fund	8,421	3,059
Evercore Small Cap Equity Fund	4,442	2,174
SiM High Yield Opportunities Fund	23,726	2,623
Flexible Bond Fund	20,949	6,224

American Beacon Funds
Notes to Financial Statements
August 31, 2011
9. Option Contracts Written
     The premium amount and number of option contracts written during the period ended August 31, 2011 in the Flexible Bond Fund were as follows:

Flexible Bond Fund
	Amount of Premiums	Number of Contracts	Notional Amount

Outstanding at August 31, 2010	$—	$—	$—
Options written	(1,580)	2	(400,000)
Options expired	—	—	—
Options exercised	—	—	—
Options closed	—	—	—

Outstanding at August 31, 2011	$(1,580)	$2	$(400,000)

10. Capital Share Transactions
     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):
Period ended August 31, 2011

	Institutional Class		Y Class		Investor Class
Zebra Large Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	250	$3,094	63	$720	374	$4,438
Reinvestment of dividends	1	11	—	7	1	16
Shares redeemed	(196)	(2,321)	(5)	(65)	(25)	(292)

Net increase in shares outstanding	55	$784	58	$662	350	$4,162

	Retirement Class		A Class		C Class
Zebra Large Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	662	$8,036	38	$462
Reinvestment of dividends	—	—	1	7	—	—
Shares redeemed	—	—	(24)	(283)	—	(1)

Net increase in shares outstanding	—	$—	639	$7,760	38	$461

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	169	$2,082	85	$1,016	208	$2,408
Reinvestment of dividends	1	8	—	3	1	10
Shares redeemed	(152)	(1,799)	(63)	(759)	(16)	(191)

Net increase in shares outstanding	18	$291	22	$260	193	$2,227

	Retirement Class		A Class		C Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	227	$2,726	47	$557
Reinvestment of dividends	—	—	—	4	—	1
Shares redeemed	—	—	(11)	(134)	(10)	(112)

Net increase in shares outstanding	—	$—	216	$2,596	37	$446

	Institutional Class		Y Class		Investor Class
Evercore Small Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	232	$2,410	5	$53	3	$34
Reinvestment of dividends	1	15	—	—	—	—
Shares redeemed	(6)	(64)	—	—	—	—

Net increase in shares outstanding	227	$2,361	5	$53	3	$34

American Beacon Funds
Notes to Financial Statements
August 31, 2011

	A Class			C Class
Evercore Small Cap Equity Fund	Shares	Amount		Shares	Amount
Shares sold	16	$191		6	$73
Reinvestment of dividends	—	1		—	—
Shares redeemed	(14)	(136	)*	—	—

Net increase in shares outstanding	2	$56		6	$73

	Institutional Class			Y Class			Investor Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,426	$10,234		40	$385		522	$5,116
Reinvestment of dividends	31	301		—	4		4	34
Shares redeemed	(412)	(4,108	)*	—	(1	)*	(4)	(40	)*

Net increase in shares outstanding	1,045	$6,427		40	$388		522	$5,110

	A Class			C Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount
Shares sold	526	$5,160		130	$1,286
Reinvestment of dividends	3	27		2	18
Shares redeemed	(5)	(50	)*	—	(1	)*

Net increase in shares outstanding	524	$5,137		132	$1,303

	Institutional Class		Y Class		Investor Class
Flexible Bond	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,791	$27,874	14	$143	29	$290
Reinvestment of dividends	5	50	—	—	—	—
Shares redeemed	—	(1)	—	—	(1)	(15)

Net increase in shares outstanding	2,796	$27,923	14	$143	28	$275

	A Class		C Class
Flexible Bond	Shares	Amount	Shares	Amount
Shares sold	205	$2,055	38	$377
Reinvestment of dividends	—	1	—	—
Shares redeemed	—	(1)	—	—

Net increase in shares outstanding	205	$2,055	38	$377

Period ended August 31, 2010

	Institutional Class		Y Class		Investor Class
Zebra Large Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	8	$84	11	$112
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net increase in shares outstanding	—	$—	8	$84	11	$112

	Retirement Class		A Class
Zebra Large Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Net increase in shares outstanding	—	$—	—	$—

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—	3	$24
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net increase in shares outstanding	—	$—	—	$—	3	$24

American Beacon Funds
Notes to Financial Statements
August 31, 2011

	Retirement Class		A Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	$—	—	$—

*	Net of Redemption Fees
11. Subsequent Events
     On October 27, 2011 Evercore Wealth Management (manager of the American Beacon Evercore Small Cap Equity Fund) announced in a press release that they will wind down their business. Management is assessing the impact to the Fund pending board action.

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American Beacon Zebra Large Cap Equity FundSM
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class			Y Class			Investor Class			A Class
		June 1			June 1			June 1			June 1
	Year Ended	to		Year Ended	to		Year Ended	to		Year Ended	to
	August 31,	August 31,		August 31,	August 31,		August 31,	August 31,		August 31,	August 31,
	2011	2010		2011	2010		2011	2010		2011	2010
Net asset value, beginning of period	$10.10	$10.00		$10.10	$10.00		$10.08	$10.00		$10.08	$10.00

Income from investment operations:
Net investment income	0.23	0.05		0.13	0.02	A	0.09	0.03	A	0.03	0.03
Net gains on securities (both realized and unrealized)	1.41	0.05		1.51	0.08		1.51	0.05		1.56	0.05

Total income from investment operations	1.64	0.10		1.64	0.10		1.60	0.08		1.59	0.08

Less distributions:
Dividends from net investment income	(0.17)	—		(0.05)	—		(0.04)	—		(0.02)	—
Distributions from net realized gains on securities	(0.11)	—		(0.11)	—		(0.11)	—		(0.11)	—
Return of capital	—	—		—	—		—	—		—	—

Total distributions	(0.28)	—		(0.16)	—		(0.15)	—		(0.13)	—

Net asset value, end of period	$11.46	$10.10		$11.58	$10.10		$11.53	$10.08		$11.54	$10.08

Total return B	16.19%	1.00	%C	16.18%	1.00	%C	15.86%	0.80	%C	15.74%	0.80	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,776	$1,005		$768	$84		$4,160	$114		$7,369	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.38%	6.33	%D	2.57%	6.00	%D	2.45%	6.12	%D	2.26%	7.17	%D
Expenses, after reimbursements	0.77%	0.79	%D	0.86%	0.89	%D	1.14%	0.93	%D	1.25%	1.32	%D
Net investment income (loss), before reimbursements	(0.16)%	(3.63	)%D	(0.42)%	(3.24	)%D	(0.23)%	(3.86	)%D	(0.11)%	(4.53	)%D
Net investment income, after reimbursements	1.45%	1.91	%D	1.29%	1.87	%D	1.08%	1.33	%D	0.90%	1.33	%D
Portfolio turnover rate	24%	0	%C,E	24%	0	%C,E	24%	0	%C,E	24%	0	%C,E

A	Based on average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not annualized. D Annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from June 1, 2010, the inception date through August 31, 2010.

C Class	Retirement Class
September 1,		June 1
2010	Year Ended	to
to August 31,	August 31,	August 31,
2011	2011	2010
$10.32	$10.08	$10.00

0.02	0.09	0.03
1.25	1.48	0.05

1.27	1.57	0.08

(0.02)	(0.05)	—
(0.11)	(0.11)	—
—	—	—

(0.13)	(0.16)	—

$11.46	$11.49	$10.08

12.24%	15.50%	0.80	%C

$437	$1	$1

3.92%	142.53%	7.00	%D
1.96%	1.41%	1.54	%D
(1.76)%	(140.35)%	(4.30	)%D
0.21%	0.77%	1.17	%D
24%	24%	0	%C,E

American Beacon Zebra Small Cap Equity Fund SM
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class			Y Class			Investor Class			A Class
		June 1			June 1			June 1			June 1
	Year Ended	to		Year Ended	to		Year Ended	to		Year Ended	to
	August 31,	August 31,		August 31,	August 31,		August 31,	August 31,		August 31,	August 31,
	2011	2010		2011	2010		2011	2010		2011	2010
Net asset value, beginning of period	$9.63	$10.00		$9.62	$10.00		$9.62	$10.00		$9.61	$10.00

Income from investment operations:
Net investment income (loss)	0.17	0.03		0.15	0.03		0.06	0.01	A	0.02	0.02
Net gains (losses) on securities (both realized and unrealized)	1.66	(0.40)		1.66	(0.41)		1.71	(0.39)		1.76	(0.41)

Total income (loss) from investment operations	1.83	(0.37)		1.81	(0.38)		1.77	(0.38)		1.78	(0.39)

Less distributions:
Dividends from net investment income	(0.11)	—		(0.02)	—		(0.03)	—		(0.02)	—
Distributions from net realized gains on securities.	(0.05)	—		(0.05)	—		(0.05)	—		(0.05)	—
Return of capital	—	—		—	—		—	—		—	—

Total distributions	(0.16)	—		(0.07)	—		(0.08)	—		(0.07)	—

Net asset value, end of period	$11.30	$9.63		$11.36	$9.62		$11.31	$9.62		$11.32	$9.61

Total return B	18.93%	(3.70	)%C	18.81%	(3.80	)%C	18.34%	(3.80	)%C	18.48%	(3.90	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,325	$959		$255	$1		$2,207	$24		$2,451	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	3.24%	18.32	%D	3.08%	183.72	%D	3.18%	55.64	%D	3.20%	186.19	%D
Expenses, after reimbursements	0.99%	0.99	%D	1.09%	1.09	%D	1.36%	1.36	%D	1.47%	1.49	%D
Net investment (loss), before reimbursements	(1.16)%	(16.04	)%D	(1.25)%	(181.45	)%D	(1.21)%	(53.84	)%D	(1.29)%	(183.90	)%D
Net investment income (loss), after reimbursements	1.09%	1.28	%D	0.75%	1.18	%D	0.61%	0.43	%D	0.43%	0.80	%D
Portfolio turnover rate	66%	1	%C,E	66%	1	%C,E	66%	1	%C,E	66%	1	%C,E

A	Based on average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C	Not annualized.

D	Annualized.

E	Portfolio turnover rate is for the period from June 1, 2010, the inception date, through August 31, 2010.

C Class	Retirement Class
September 1,		June 1
2010	Year Ended	to
to August 31,	August 31,	August 31,
2011	2011	2010
$9.94	$9.61	$10.00

(0.02)	0.04	0.01
1.38	1.69	(0.40)

1.36	1.73	(0.39)

(0.01)	(0.03)	—
(0.05)	(0.05)	—
—	—	—

(0.06)	(0.08)	—

$11.24	$11.26	$9.61

13.64%	18.00%	(3.90	)%C

$410	$1	$1

4.35%	143.33%	184.07	%D
2.22%	1.67%	1.74	%D
(2.44)%	(141.30)%	(181.81	)%D
(0.31)%	0.36%	0.52	%D
66%	66%	1	%C,E

American Beacon Evercore Small Cap Equity FundSM
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class	Y Class	Investor Class	A Class	C Class
	September 1,	September 1,	September 1,	September 1,	September 1,
	2010	2010	2010	2010	2010
	to August 31,	to August 31,	to August 31,	to August 31,	to August 31,
	2011	2011	2011	2011	2011
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	0.00	(0.04)	(0.26)	(0.04)
Net gains on securities (both realized and unrealized)	0.53	0.50	0.51	0.70	0.42

Total income from investment operations	0.51	0.50	0.47	0.44	0.38

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.00)
Distributions from net realized gains on securities	(0.08)	(0.08)	(0.08)	(0.08)	(0.08)
Return of capital	—	—	—	—	—

Total distributions	(0.09)	(0.09)	(0.09)	(0.09)	(0.08)

Net asset value, end of period	$10.42	$10.41	$10.38	$10.35	$10.30

Total return A	4.94%	4.84%	4.52%	4.24%	3.67%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,363	$50	$28	$26	$63

Ratios to average net assets (annualized):
Expenses, before reimbursements	9.07%	29.40%	27.63%	11.21%	20.90%
Expenses, after reimbursements	0.99%	1.06%	1.35%	1.47%	2.19%
Net investment (loss), before reimbursments	(8.28)%	(29.05)%	(27.30)%	(10.51)%	(20.55)%
Net investment (loss), after reimbursements	(0.20)%	(0.71)%	(1.02)%	(0.77)%	(1.84)%
Portfolio turnover rate	98%	98%	98%	98%	98%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

American Beacon SiM High Yield Opportunities Fund SM
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class	Y Class	Investor Class	A Class	C Class
	February 14	February 14	February 14	February 14	February 14
	to August 31,	to August 31,	to August 31,	to August 31,	to August 31,
	2011	2011	2011	2011	2011
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income	0.37	0.36	0.35	0.34	0.30
Net losses on securities (both realized and unrealized)	(0.58)	(0.59)	(0.62)	(0.59)	(0.58)

Total (loss) from investment operations	(0.21)	(0.23)	(0.27)	(0.25)	(0.28)

Less distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.34)	(0.30)
Distributions from net realized gains on securities	—	—	—	—	—
Return of capital	—	—	—	—	—

Total distributions	(0.37)	(0.36)	(0.35)	(0.34)	(0.30)

Net asset value, end of period	$9.42	$9.41	$9.38	$9.41	$9.42

Total return A D	(2.24)%	(2.44)%	(2.85)%	(2.61)%	(2.88)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$9,839	$378	$4,894	$4,932	$1,239

Ratios to average net assets (annualized):
Expenses, before reimbursements C	2.62%	5.04%	2.78%	2.92%	4.03%
Expenses, after reimbursements C	0.82%	0.92%	1.19%	1.31%	2.07%
Net investment income, before reimbursements C	5.03%	2.87%	5.14%	4.98%	3.98%
Net investment income, after reimbursements C.	6.83%	6.99%	6.73%	6.60%	5.94%
Portfolio turnover rate B D	20%	20%	20%	20%	20%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011.

C	Annualized.

D	Not annualized.

American Beacon Flexible Bond FundSM
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class	Y Class	Investor Class	A Class	C Class
	July 5	July 5	July 5	July 5	July 5
	to August 31,	to August 31,	to August 31,	to August 31,	to August 31,
	2011	2011	2011	2011	2011
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income	0.02	0.02	0.02	0.02	0.02
Net gains on securities (both realized and unrealized)	0.05	0.05	0.07	0.06	0.09

Total income from investment operations	0.07	0.07	0.09	0.08	0.11

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Distributions from net realized gains on securities	—	—	—	—	—
Return of capital	—	—	—	—	—

Total distributions	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)

Net asset value, end of period	$10.05	$10.05	$10.07	$10.06	$10.09

Total return A D	0.70%	0.69%	0.90%	0.80%	1.11%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$28,105	$144	$277	$2,064	$380

Ratios to average net assets (annualized):
Expenses, before reimbursements C	3.58%	18.27%	8.22%	4.49%	9.66%
Expenses, after reimbursements C	—%	—%	—%	—%	—%
Net investment loss, before reimbursements C	(2.37)%	(17.04)%	(6.93)%	(3.25)%	(8.48)%
Net investment income, after reimbursements C	1.20%	1.23%	1.29%	1.24%	1.18%
Portfolio turnover rate B D	44%	44%	44%	44%	44%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B	Portfolio turnover rate is for the period from July 5, 2011, the inception date, through August 31, 2011.

C	Annualized.

D	Not annualized.

American Beacon Funds
Privacy Policy and Federal Tax Information
August 31, 2011 (Unaudited)
Privacy Policy
     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
     We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.
     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Income Tax Information
     As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (August 31, 2011) regarding the status of dividend received deductions and qualified dividend income.
     Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. The estimated percentage of each Fund’s fiscal 2011 ordinary income dividends, excluding short-term capital gain, which qualifies for the corporate dividend received deduction is set forth below.
     Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“the Act”), the following estimated percentages of ordinary dividends excluding short-term gain paid during the fiscal year ended August 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

	Dividend	Qualified
	Received	Dividend
	Deduction %	Income %
Zebra Large Cap Equity Fund	70.00%	100.00%
Zebra Small Cap Equity Fund	75.00%	100.00%
Evercore Small Cap Equity Fund	93.00%	100.00%
     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2012, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in the calendar year 2011. In addition, shareholders will receive an information statement detailing all tax information necessary for preparation of your 2011 federal income tax return.

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements (Unaudited)
     At its March 9, 2011 Board meeting, the Board of Trustees (“Board” or “Trustees”) considered the approval of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and American Beacon Funds (“Trust”) on behalf of the American Beacon Flexible Bond Fund (“or the “Fund”), a new series of the Trust and (2) investment advisory agreements (collectively, the “Advisory Agreements”) between the Manager and each proposed new subadvisor to the Flexible Bond Fund.1 In preparation for the Board’s consideration to approve each Advisory Agreement and the Management Agreement (collectively, the “Agreements”) the Board and its Investment Committee undertook steps to gather and consider information furnished by each subadvisor and the Manager. The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.
     In connection with the Board’s consideration of each Advisory Agreement on behalf of the Fund, the Trustees considered, among other materials, responses by the subadvisors to inquiries requesting certain information from each subadvisor, including, as applicable:
•	a discussion of updates to the information provided by Brandywine Global Investment Management, LLC (“Brandywine”) to the Trustees in connection with the annual renewal of the investment advisory agreement between Brandywine and the Manager on behalf of certain other series of the Trust at the May 2010 Board meeting;

•	a description of the anticipated scope of portfolio management services that each subadvisor will provide to the Fund, including whether such services will differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Fund due to the firm’s involvement in other activities;

•	a comparison of the investment performance during the last five years (or other available period) of other mutual funds and private accounts managed by each subadvisor with comparable investment objectives to the Fund with the performance of applicable peer groups and indices;

•	an analysis of compensation, including a description of the proposed subadvisory fee rate and a comparison of such fee rate with fee rates charged to other clients for which similar services are provided;

•	a description of each subadvisor’s principal business activities, aside from the services to be provided to the Fund;

•	a description of the personnel who will be assigned primary responsibility for managing the Fund, a summary of their education, past five years’ business experience and various responsibilities and a description of any recent or anticipated significant changes of senior professionals;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of the Fund from taking undue risks;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•	a description of each subadvisor’s disaster recovery plan and the results of the last testing of such plan;

•	confirmation that each firm’s financial condition would not impair its ability to provide high-quality advisory services to the Fund;

•	a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•	a discussion of anticipated economies of scale in relation to the services to be provided to the Fund;

•	an evaluation of any other benefits to each firm or the Fund as a result of their relationship, if any;

•	a discussion regarding each firm’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm’s methodology for obtaining best execution and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

•	a certification by the firm regarding the reasonable design of its compliance program;

•	information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Fund.
     In connection with the Board’s consideration of the Management Agreement as it relates to the Fund, the Trustees considered, among other materials, responses by the Manager to inquiries requesting:

[1]	At the March 9, 2011 Board meeting, the Board also approved an investment advisory agreement between the Manager and Loomis Sayles & Company, L.P. (“Loomis”) with respect to the Fund. Subsequent to the Board meeting, Loomis informed the Manager that it would not be able to render services to the Fund. As a result, this disclosure does not discuss the Board’s considerations with respect to Loomis.

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements (Unaudited)
•	a discussion of updates to the information provided by the Manager to the Trustees in connection with the annual renewal of the Management Agreement on behalf of certain other series of the Trust at the May 2010 Board meeting;

•	a comparison of the performance of the proposed sub-advisors on behalf of their other similar accounts with its industry peer group;

•	an analysis of the proposed management and advisory fee, a comparison to the fees charged by the Manager to other comparable clients and an explanation of any differences between the fee schedules;

•	a profit and loss analysis relative to the Manager’s services to be provided to the Fund;

•	a discussion of anticipated economies of scale in relation to the services to be provided to the Fund;

•	information regarding potential “fall-out” benefits that may accrue to the Manager because of its proposed relationship with the Fund; and

•	any other information the Manager believed would be material to the Board’s consideration of the Management Agreement.
Approval of Appointment of Brandywine Global Investment Management, LLC with Respect to the Fund
     At the March 9, 2011 Board meeting, the Manager proposed that the Board approve Brandywine as an investment subadvisor to the Fund. Prior to the meeting, the Board requested and reviewed information provided by Brandywine in connection with its consideration of Brandywine as an investment subadvisor to the Fund, and the Investment Committee of the Board met with representatives from Brandywine. A discussion of the factors relating to the Board’s selection of Brandywine and approval of the investment advisory agreement between the Manager and Brandywine (“Agreement”) follows.
     Nature, extent and quality of the services to be provided by Brandywine. The Board noted that it had considered the renewal of the investment advisory agreement between the Manager and Brandywine as it relates to certain other series of the Trust (“Existing Funds”) at its May 2010 meeting. At that meeting, the Board received detailed information regarding Brandywine, including information regarding the scope of services provided by Brandywine to the Existing Funds, its financial condition and overall capabilities to perform services under the Agreement, Brandywine’s investment resources, infrastructure and the adequacy of its compliance program. The Board considered updates to the information provided by Brandywine in connection with the May 2010 meeting and additional information regarding the subadvisory services to be provided to the Fund and the background and experience of the personnel who will be assigned primary responsibility for managing the Fund. Brandywine also represented that its current staffing levels are adequate to service the Fund. In addition, the Board took into consideration the Manager’s recommendation of Brandywine. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Brandywine were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.
     Performance of Brandywine. The Board evaluated Brandywine’s historical investment performance record in managing accounts under the same strategy to be employed on behalf of the Fund. In particular, the Board evaluated the one-year, two-year and since inception (June 1, 2008) performance of a composite of all fully discretionary, fee-paying, actively managed Global LIBOR Plus accounts with flexible country, yield and/or credit quality mandates (“Composite”) managed by Brandywine for the periods ended December 31, 2010, as compared to the 3 Month London-Interbank Offered Rate (“LIBOR”) and Bank of America Merrill Lynch 3-Month Index (“Index”). The Board noted that the Composite significantly outperformed the LIBOR and the Index for all such time periods. In light of all the information provided, the Board concluded that the historical investment performance record of Brandywine supported the approval of the Agreement.
     Comparisons of the amounts to be paid under the Agreement with those under contracts between Brandywine and its other clients. In evaluating the Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Brandywine on behalf of the Fund. The Board considered Brandywine’s representation that it does not charge a lower flat fee to any other client in the same strategy. This information assisted the Board in concluding that Brandywine’s advisory fees under the Agreement appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.
     Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board considered Brandywine’s representation that given the highly customized nature of the strategy to be employed on behalf of the Fund, there are no significant further economies of scale to be realized in connection with the services to be provided to the Fund. In addition, the Board considered that the fees to be paid to Brandywine are passed through the Manager by the Fund and that the Manager would not benefit economically from the proposed fee agreement. Based on the foregoing information, the Board concluded that economies of scale were not deemed a material factor in approving the Agreement.
     Costs of the services to be provided and profits to be realized by Brandywine and its affiliates from the relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Brandywine from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and Brandywine with respect to the negotiation of the advisory fee rate on behalf the Fund.
     Benefits to be derived by Brandywine from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that may accrue to Brandywine as a result of the advisory relationship with the Fund. In this regard, the Board considered Brandywine’s representation that although Fund commissions will not be used to acquire third-party brokerage and research services, Brandywine may execute brokerage transactions with brokers who provide the firm with research and brokerage products and services that may be used to service all client accounts, including the Fund. The Board also considered Brandywine’s representation that all soft dollar transactions will be executed in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Brandywine did not identify any other “fall-out” or ancillary benefits that may accrue to Brandywine. Based on the foregoing information, the Board concluded that “fall-out” benefits were not a material factor in approving the Agreement.

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements (Unaudited)
Approval of Appointment of Pacific Investment Management Company LLC with Respect to the Fund
     At the March 9, 2011 Board meeting, the Manager proposed that the Board approve Pacific Investment Management Company LLC (“PIMCO”) as an investment subadvisor to the Fund. Prior to the meeting, the Board requested and reviewed information provided by PIMCO in connection with its consideration of PIMCO as an investment subadvisor to the Fund, and the Investment Committee of the Board met with representatives from PIMCO. A discussion of the factors relating to the Board’s selection of PIMCO and approval of the Agreement follows.
     Nature, extent and quality of the services to be provided by PIMCO. The Board considered information regarding PIMCO’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered PIMCO’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of PIMCO. PIMCO also represented that its financial condition is adequate to provide high quality advisory services to the Fund and that its current and projected staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by PIMCO were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.
     Performance of PIMCO. The Board evaluated PIMCO’s historical investment performance record in managing assets under a similar investment mandate. In this regard, the Board evaluated the investment performance of the PIMCO Unconstrained Bond Fund Composite (“Composite”) for the one-, three- and five-year periods ended December 30, 2010, against the BofA Merrill Lynch 1 Month Libor USD (“Index”). The Board considered that the annualized performance of the PIMCO Composite outperformed the Index for all relevant time periods. In light of all the information provided, the Board concluded that the historical investment performance record of PIMCO supported the approval of the Agreement.
     Comparisons of the amounts to be paid under the Agreement with those under contracts between PIMCO and its other clients. In evaluating the Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by PIMCO on behalf of the Fund. The Board considered PIMCO’s representation that the fee rate to be charged to the Fund is consistent with other accounts managed under a similar strategy, with the exception of certain separate accounts which may be charged a lower fee rate due to the size of those accounts or the overall history of the relationship with PIMCO. This information assisted the Board in concluding that PIMCO’s advisory fees under the Agreement appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.
     Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board considered PIMCO’s representation that economies of scale were inherent in its team structure and are shared with the Fund by reinvesting profits in PIMCO, including technology, research and portfolio management and legal compliance, all of which are beneficial to the Fund. In addition, the Board considered that the fees to be paid to PIMCO are passed through the Manager by the Fund and that the Manager would not benefit economically from the proposed fee agreement. Based on the foregoing information, the Board concluded that economies of scale were not deemed a material factor in approving the Agreement.
     Costs of the services to be provided and profits to be realized by PIMCO and its affiliates from the relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by PIMCO from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and PIMCO with respect to the negotiation of the advisory fee rate on behalf the Fund.
     Benefits to be derived by PIMCO from the relationship with the Fund. The Board considered PIMCO’s representation that it does not expect to accrue any fall out benefits because of its relationship with the Fund. In this regard, the Board also considered PIMCO’s representation that it generally prohibits entering into written soft dollar arrangements or commission sharing arrangements. Based on the foregoing information, the Board concluded that “fall-out” benefits that may accrue to PIMCO were not a material factor in approving the Agreement.
Approval of Appointment of American Beacon Advisors, Inc. with Respect to the Fund
     At the March 9, 2011 Board meeting, the Board considered the approval of the Management Agreement between the Trust and the Manager as it relates to the Fund. Prior to the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement, and the Investment Committee of the Board met with the Manager’s representatives. A discussion of the factors relating to the Board’s approval of the Management Agreement follows.
     Nature, extent and quality of the services to be provided by the Manager. The Board considered that it had considered the renewal of the Management Agreement between the Manager and the Trust as it relates to other existing series of the Trust (“Existing Funds”) at its May 2010 meeting. At that meeting, the Board received detailed information regarding the Manager, including information regarding the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. The Board also considered the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s record in building improved compliance, control and credit functions that reduce risks for all series of the Trust. The Board also noted the Manager’s representation that there will be no significant changes in the services proposed to be provided to the Fund and the services the Manager currently provides to the Existing Funds. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by the Manager were appropriate for the Fund and, thus, determined to approve the Management Agreement for the Fund.
     Performance. The Board noted that the Fund is new and therefore had no historical performance for the Board to review. As a result, the Board concluded that historical investment performance was not a material factor in the approval of the Management Agreement for the Fund.

Disclosure Regarding the Board of Trustees’ Approval of Investment Advisory Agreements (Unaudited)
     Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee and administrative services fee schedule (“Management Fee”) for the Fund and a comparison of the Management Fee to be charged by the Manager under the Management Agreement versus the fees charged by the Manager to comparable funds and overall industry averages. The Board noted that the Management Fee for the Fund, inclusive of the subadvisors’ blended fee rate, is consistent with overall industry averages. The Manager has also agreed to contractually limit the expenses of the Fund to 0.90%, 0.99%, 1.27%, 1.39% and 2.14% of the average daily net assets of the Flexible Bond Fund. This information assisted the Board in concluding that the Management Fee appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.
     Costs of the services to be provided and profits to be realized by the Manager from the relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues to be earned and the expenses to be incurred by the Manager in connection with the services to be provided to the Fund. The Board also considered that the Manager will receive service and administrative fees to compensate the Manager for providing administrative services to the Fund and to compensate third-party administrators and broker-dealers for services to shareholders. Based on the foregoing information, the Board concluded that the anticipated profitability levels were reasonable in light of the services to be performed by the Manager.
     Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board considered the Manager’s representation that the subadvisory fee schedules with certain subadvisors contains breakpoints and that the Manager believes that the proposed fee rates for the Fund properly reflect economies of scale for the benefit of Fund shareholders. The Board concluded that because the Fund had not yet commenced operations, economies of scale were not deemed a material factor in approving the Management Agreement and that the Board will consider the extent to which economies of scale would be realized for the benefit of Fund shareholders at a later date when the Fund’s assets have increased.
     Benefits to be derived by the Manager from the relationship with the Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the Fund. After consideration of this information, the Board concluded that the potential benefits that may accrue to the Manager by virtue of its relationship with the Fund were not a material factor in approving the Management Agreement.
     Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not parties to the Management Agreement or “interested persons” of any such party, as that term is defined in the 1940 Act, concluded that the proposed management fee is reasonable and that the approval of the Management Agreement is in the best interests of the Fund and its shareholders and, as a result, approved the Management Agreement with respect to the Fund.

Trustees and Officers of the American Beacon Funds
(Unaudited)
     The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University ; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-2011); Trustee, American Beacon Select Funds (1999-present); Trustee, American Beacon Master Trust Funds (1996-2011).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-2011); Trustee, American Beacon Select Funds (2004-present); American Beacon Master Trust Funds (2004-2011).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-2011); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust Funds (2004-2011).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-2011); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust Funds (2008-2011).

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
Thomas M. Dunning (68)	Trustee since 2008	Non-Executive Chairman, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Board Member, Baylor Health Care System Foundation (2007-present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-present); Board Member, John Tower Center for Political Studies/SMU (2008-present); Board Member, University of Texas Development Board (2008-present); Board Member, BancTec (2010-2011); Trustee, American Beacon Mileage Funds (2008-2011); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust Funds (2008-2011).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2010), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-2011); Trustee, American Beacon Select Funds (2004-present); Trustee, American Beacon Master Trust Funds (2004-2011).

R. Gerald Turner (65) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-2011); Trustee, American Beacon Select Funds (2001-present); Trustee, American Beacon Master Trust Funds (2001-2011).

Paul J. Zucconi,CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present);Director, Charter Bank (community bank services and products) 2010-present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-2011); Trustee, American Beacon Select Funds (2008-present); Trustee, American Beacon Master Trust Funds (2008-2011).

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
OFFICERS	Term
One Year

William F. Quinn** (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) and CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009), Director, Hicks Acquisition II , Inc. (2010-present); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); the Independent Trustee, National Railroad Retirement Investment Trust (2011-present); Trustee, American Beacon Mileage Funds (1995-2008); Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-2009).

Gene L. Needles, Jr. (56)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-2011), American Beacon Mileage Funds; President (2008-2009; Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney , U.S. Securities and Exchange Commission (1955-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Erica Duncan (40)	VP Since 2011	Vice President, Marketing & Client Services (2011-present), American Beacon Advisors, Inc,; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance and Accounting (2010-present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2009	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; President, Board of Trustees (2010-present), Vice-President, Board of Trustees (2008-2010), and Trustee (2006-2008) Down Syndrome Guild of Dallas.

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Vice President, Oppenheimer Funds, Inc (2004-2010).

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (39)	Chief Compliance Officer since 2004 & Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

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Delivery of Documents
eDelivery of NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line.
Sign up at www.americanbeaconfunds.com
If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.
To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Call (800) 658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately sixty days after the end of each quarter.
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.
Fund Service Providers:

Custodian	Transfer Agent	Independent	Distributor
State Street Bank and Trust Boston, Massachusetts	Boston Financial Data Services Kansas City, Missouri	Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Foreside Fund Services, LLC Portland, Maine
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus or Summary Prospectus.
American Beacon Funds, American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon Evercore Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund, and American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.
AR8/11

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees	Fiscal Year Ended
$37,869	8/31/2010
$318,158	10/31/2010
$95,455	12/31/2010
$144,159	8/31/2011
$328,501	10/31/2011
$72,527	12/31/2011
(b)

Audit-Related
Fees		Fiscal Year Ended
$0		8/31/2010
$12,375	*	10/31/2010
$3,875	*	12/31/2010
$0		8/31/2011
$0		10/31/2011
$0		12/31/2011

*	Review of N-1A filings
(c)

Tax Fees	Fiscal Year Ended
$3,426	8/31/2010
$40,277	10/31/2010
$4,129	12/31/2010	(Revised)
$3,426	8/31/2011
$50,971	10/31/2011
$3,398	12/31/2011
(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2010
$0	10/31/2010
$0	12/31/2010
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:
      - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
      - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
      - to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;
      - to review the arrangements for and scope of the annual audit and any special audits; and
      - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.
The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.
(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g)
Aggregate Non-Audit Fees for Services Rendered to the:

			Adviser’s Affiliates Providing
Registrant		Adviser	Ongoing Services to Registrant	Fiscal Year Ended
$3,246		$0	N/A	8/31/2010
$52,652		$0	N/A	10/31/2010
$8,004	(Revised)	$0	N/A	12/31/2010
$3,426		$7,885	N/A	8/31/2011
$50,971		$0	N/A	10/31/2011
$3,398		$0	N/A	12/31/2011
(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.
     (b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.
     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.
     (a)(3) Not applicable.
     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds
By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: November 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
Date: November 9, 2011

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
Date: November 9, 2011